CREDIT AGREEMENT


                     Dated as of February 14, 1997


                                   Among

                      KINDER MORGAN OPERATING L.P. "B"
                                  as Borrower,


                 FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                                    as Agent,

                                     and

                       THE LENDERS SIGNATORY HERETO






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                                TABLE OF CONTENTS
                                                                            Page


                                    ARTICLE I

            Definitions and Accounting Matters

         Section 1.01  Terms Defined Above..............  1
         Section 1.02  Certain Defined Terms............  1
         Section 1.03  Accounting Terms and
                       Determinations................... 16

                                   ARTICLE II

                                   Commitments

         Section 2.01  Loans and Letter of Credit....... 16
         Section 2.02  Borrowings, Continuations,
                       Conversions and Letter of
                       Credit........................... 17
         Section 2.03  Changes of Commitments........... 18
         Section 2.04  Fees............................. 19
         Section 2.05  Several Obligations.............. 19
         Section 2.06  Notes............................ 20
         Section 2.07  Prepayments of Revolving
                       Credit Loans..................... 20
         Section 2.08  Assumption of Risks.............. 20
         Section 2.09  Obligation to Reimburse and to
                       Prepay........................... 21
         Section 2.10  Lending Offices.................. 23
         Section 2.11  Telecopied Drawings.............. 23

                             ARTICLE III

            Payments of Principal and Interest

         Section 3.01  Repayment of Loans............... 24
         Section 3.02  Interest......................... 24

                                   ARTICLE IV

     Payments; Pro Rata Treatment; Computations; Etc.

         Section 4.01  Payments......................... 25
         Section 4.02  Pro Rata Treatment............... 25
         Section 4.03  Computations..................... 25
         Section 4.04  Non-receipt of Funds by the
                       Agent............................ 26
         Section 4.05  Set-off, Sharing of Payments,
                       Etc.............................. 26
         Section 4.06  Taxes............................ 27

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                                    ARTICLE V

                                Capital Adequacy

         Section 5.01  Additional Costs................. 30
         Section 5.02  Limitation on LIBOR Loans........ 32
         Section 5.03  Illegality....................... 32
         Section 5.04  Base Rate Loans Pursuant to
         Sections 5.01, 5.02 and 5.03................... 32
         Section 5.05  Compensation..................... 32

                                   ARTICLE VI

                              Conditions Precedent

         Section 6.01  Initial Funding.................. 33
         Section 6.02  Initial and Subsequent Loans
         and Letter of Credit........................... 35

                                   ARTICLE VII

              Representations and Warranties

         Section 7.01  Corporate Existence.............. 35
         Section 7.02  Financial Condition.............. 36
         Section 7.03  Litigation....................... 36
         Section 7.04  No Breach........................ 36
         Section 7.05  Authority........................ 36
         Section 7.06  Approvals........................ 37
         Section 7.07  Use of Loans..................... 37
         Section 7.08  ERISA............................ 37
         Section 7.09  Taxes............................ 38
         Section 7.10  Titles, etc...................... 38
         Section 7.11  No Material Misstatements........ 39
         Section 7.12  Investment Company Act........... 39
         Section 7.13  Public Utility Holding Company
                       Act.............................. 39
         Section 7.14  Subsidiaries..................... 39
         Section 7.15  Location of Business and
                       Offices.......................... 39
         Section 7.16  Defaults......................... 39
         Section 7.17  Environmental Matters............ 40
         Section 7.18  Compliance with the Law.......... 41
         Section 7.19  Insurance........................ 41
         Section 7.20  Hedging Agreements............... 41
         Section 7.21  Restriction on Liens............. 41
         Section 7.22  Material Agreements.............. 42
         Section 7.23  Partnership Agreement............ 42

                                  ARTICLE VIII

                              Affirmative Covenants

         Section 8.01  Financial Statements............. 42
         Section 8.02  Litigation....................... 44
         Section 8.03  Maintenance, Etc................. 44
         Section 8.04  Environmental Matters............ 45
         Section 8.05  Further Assurances............... 45
         Section 8.06  Performance of Obligations....... 46
         Section 8.07  ERISA Information and
                       Compliance....................... 46
         Section 8.08  Replacement of Wachovia Bank
         of Georgia, N.A................................ 46

                                   ARTICLE IX

                               Negative Covenants

         Section 9.01  Debt............................. 46
         Section 9.02  Liens............................ 47
         Section 9.03  Investments, Loans and Advances.. 47
         Section 9.04  Dividends, Distributions and
                       Redemptions...................... 48
         Section 9.05  Sales and Leasebacks............. 48
         Section 9.06  Nature of Business............... 48
         Section 9.07  Limitation on Leases............. 48
         Section 9.08  Mergers, Etc..................... 49
         Section 9.09  Proceeds of Notes................ 49
         Section 9.10  ERISA Compliance................. 49
         Section 9.11  Sale or Discount of Receivables.. 50
         Section 9.12  Current Ratio.................... 50
         Section 9.13  Debt Service Coverage Ratio...... 50
         Section 9.14  Sale of Properties............... 50
         Section 9.15  Environmental Matters............ 51
         Section 9.16  Transactions with Affiliates..... 51
         Section 9.17  Subsidiaries..................... 51
         Section 9.18  Negative Pledge Agreements....... 51
         Section 9.19  Partnership Agreement............ 51

                                    ARTICLE X

                           Events of Default; Remedies

         Section 10.01  Events of Default............... 51
         Section 10.02  Remedies........................ 53

                                   ARTICLE XI

                                    The Agent

         Section 11.01  Appointment, Powers and
                        Immunities...................... 54
         Section 11.02  Reliance by Agent............... 55
         Section 11.03  Defaults........................ 55
         Section 11.04  Rights as a Lender.............. 55
         Section 11.05  Indemnification................. 55
         Section 11.06  Non-Reliance on Agent and
                        other Lenders................... 56
         Section 11.07  Action by Agent................. 56
         Section 11.08  Resignation or Removal of
                        Agent........................... 57

                                   ARTICLE XII

                                  Miscellaneous

         Section 12.01  Waiver.......................... 57
         Section 12.02  Notices......................... 57
         Section 12.03  Payment of Expenses,
                        Indemnities, etc................ 58
         Section 12.04  Amendments, Etc................. 60
         Section 12.05  Successors and Assigns.......... 60
         Section 12.06  Assignments and Participations.. 60
         Section 12.07  Invalidity...................... 62
         Section 12.08  Counterparts.................... 62
         Section 12.09  References...................... 62
         Section 12.10  Survival........................ 62
         Section 12.11  Captions........................ 62
         Section 12.12  No Oral Agreements.............. 63
         Section 12.13  Governing Law; Submission to
                        Jurisdiction.................... 63
         Section 12.14  Interest........................ 64
         Section 12.15  Confidentiality................. 65
         Section 12.16  Effectiveness................... 65
         Section 12.17  Exculpation Provisions.......... 65

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Annex I - List of Revolving Credit  Commitments
Exhibit A-1 - Form of Revolving Credit Note
Exhibit  A-2 - Form of  Replacement  Term Note
Exhibit B - Form of Borrowing, Continuation and Conversion Request Exhibit C - Form of Compliance Certificate
Exhibit D-1 - Form of Legal Opinion of Morrison & Hecker
Exhibit D-2 - Form of Legal Opinion of Illinois  Counsel
Exhibit D-3 - Form of Legal Opinion of Wyoming Counsel
Exhibit E - List of Security  Instruments
Exhibit F - Form of Assignment Agreement
Exhibit G-1 - Form of Replacement Letter of Credit

Schedule 7.02 - Liabilities
Schedule 7.03 - Litigation
Schedule 7.09 - Taxes
Schedule 7.10 - Titles, etc.
Schedule 7.14 -  Subsidiaries  and  Partnerships
Schedule 7.17 -  Environmental Matters
Schedule 7.19 - Insurance
Schedule 7.20 - Hedging  Agreements
Schedule 7.22 - Material  Agreements
Schedule 9.01 - Debt
Schedule 9.02 - Liens
Schedule 9.03 - Investments, Loans and Advances

         THIS CREDIT AGREEMENT dated as of February 14, 1997 is among: KINDER MORGAN OPERATING L.P. "B" (formerly known as Enron Transportation Services, L.P.), a limited partnership formed under the laws of the State of Delaware (the "Borrower"); each of the lenders that is a signatory hereto or which becomes a signatory hereto as provided in Section 12.06 (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association (in its individual capacity, "First Union"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                 R E C I T A L S

     A. The Borrower has requested that the Lenders extend and rearrange all of the Prior Debt (as hereafter defined) and provide certain loans to and extensions of credit on behalf of the Borrower; and

     B. The Lenders have agreed to make such loans and extensions of credit subject to the terms and conditions of this Agreement.

     C. In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:


                                    ARTICLE I

            Definitions and Accounting Matters

         Section 1.01 Terms Defined Above. As used in this Agreement, the terms "Agent," "Borrower," "First Union," "Lender" and "Lenders" shall have the meanings indicated above.

         Section 1.02 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Article I or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

         "A Drawing" shall have the meaning assigned in the Replacement Letter of Credit.

         "Additional Costs" shall have the meaning assigned such term in Section 5.01(a).

         "Advance" means a Term Loan advance made by First Union to the Borrower as provided in Section 2.09(b) hereof.

         "Affected Loans" shall have the meaning
     assigned such term in Section 5.04.

         "Affiliate" of any Person shall mean (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause
     (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person which owns directly or indirectly 25% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 25% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

         "Agreement" shall mean this Credit Agreement, as the same may from time to time be amended or supplemented.

         "Aggregate Commitments" at any time shall equal the sum of the Aggregate Revolving Credit Commitments and the Aggregate LC Commitments.

         "Aggregate  Revolving  Credit  Commitments"  at any  time  shall  equal
     $15,875,000, as the same may be reduced in accordance with Section 2.03 hereof.

         "Aggregate LC Commitments" at any time shall equal the sum of the LC Commitments of the Lenders.

         "Applicable Lending Office" shall mean, for each Lender and for each Type of Loan, the lending office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other offices of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

         "Applicable Margin" shall mean (i) 0.50% per annum with respect to Base Rate Loans; and (ii) 2.25% per annum with respect to LIBOR Loans, in both cases increasing by an additional 0.25% per annum on each Quarterly Date commencing June 30, 1997.

         "Assignment" shall have the meaning assigned such term in Section 12.06(b).

         "Base Rate" shall mean, with respect to any Base Rate Loan, for any day, the higher of (i) the Federal Funds Rate for any such day plus 1/2 of 1% or (ii) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

         "Base Rate Loans" shall mean Loans that bear interest at rates based upon the Base Rate.

         "Bonds" shall mean the Port Facility Refunding Revenue Bonds (Enron Transportation Services, L.P. Project) Series 1994 in the aggregate principal amount of $23,700,000, as issued by the Jackson-Union Counties Regional Port District pursuant to the terms of the Indenture.

         "Business Day" shall mean any day other than a day on which commercial banks are authorized or required to close in Charlotte, North Carolina and, where such term is used in the definition of "Quarterly Date" or if such day relates to a borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a LIBOR Loan or a notice by the Borrower with respect to any such borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Closing Date" shall mean February 14, 1997.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute.

         "Commitment" at any time for any Lender shall equal the sum of its Revolving Credit Commitment and its LC Commitment.

         "Consolidated Net Income" shall mean with respect to the Borrower and its Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of the Borrower and its Consolidated Subsidiaries after allowances for taxes for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (i) the net income of any Person in which the Borrower or any Consolidated Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Borrower and its Consolidated Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in such period by such other Person to the Borrower or to a Consolidated Subsidiary, as the case may be; (ii) the net income (but not loss) of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary, or is otherwise restricted or prohibited in each case determined in accordance with GAAP; (iii) the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (iv) any extraordinary gains or losses, including gains or losses attributable to Property sales not in the ordinary course of business; and (v) the cumulative effect of a change in accounting principles and any gains or losses attributable to writeups or writedowns of assets.

         "Consolidated Subsidiaries" shall mean each Subsidiary of the Borrower (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of the Borrower in accordance with GAAP.

         "Cora Terminal" shall mean that portion of the Mortgaged Property located in Jackson and Randolph Counties, Illinois, and known as the Cora Terminal.

         "Debt" shall mean, for any Person the sum of the following (without duplication): (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments (including principal, interest, fees and charges); (ii) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money);
     (iv) all obligations under leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable (whether contingent or otherwise); (v) all obligations under leases which require such Person or its Affiliate to make payments over the term of such lease, including payments at termination, which are substantially equal to at least eighty percent (80%) of the purchase price of the Property subject to such lease plus interest as an imputed rate of interest; (vi) all Debt (as described in the other clauses of this definition) and other obligations of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person; (vii) all Debt (as described in the other clauses of this definition) and other obligations of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the debtor or obligations of others; (viii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (ix) obligations to deliver goods or services in consideration of advance payments ; (x) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (xi) any capital stock of such Person in which such Person has a mandatory obligation to redeem such stock; (xii) any Debt of a Special Entity for which such Person is liable either by agreement or because of a Governmental Requirement; and (xiv) all obligations of such Person under Hedging Agreements.

         "Default" shall mean an Event of Default or an event which with notice or lapse of time or both would become an Event of Default.

         "Dollars" and "$" shall mean lawful money of the United States of America.

         "EBITDA" shall mean, for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, taxes, depreciation, depletion and amortization, minus all noncash income added to Consolidated Net Income in such period.

         "Effective Date" shall have the meaning assigned such term in Section 12.16.

         "Environmental Laws" shall mean any and all Governmental Requirements pertaining to health or the environment in effect in any and all jurisdictions in which the Borrower or any Subsidiary is conducting or at any time has conducted business, or where any Property of the Borrower or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection laws. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that (i) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (ii) to the extent the laws of the state in which any Property of the Borrower or any Subsidiary is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute.

         "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) which together with the Borrower or any Subsidiary would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

         "ERISA Event" shall mean (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder, (ii) the withdrawal of the Borrower, any Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

         "Event of Default" shall have the meaning assigned such term in Section 10.01.

         "Excepted Liens" shall mean: (i) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained; (ii) Liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (iii) operators', vendors', carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or statutory landlord's liens, each of which is in respect of obligations that have not been outstanding more than 90 days or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP;
     (iv) any Liens reserved in leases or farmout agreements for rent or royalties and for compliance with the terms of the farmout agreements or leases in the case of leasehold estates, to the extent that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Borrower or any Subsidiary or materially impair the value of such Property subject thereto; (v) encumbrances (other than to secure the payment of borrowed money or the deferred purchase price of Property or services), easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any rights of way or other Property of the Borrower or any Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, and defects, irregularities, zoning restrictions and deficiencies in title of any rights of way or other Property which in the aggregate do not materially impair the use of such rights of way or other Property for the purposes of which such rights of way and other Property are held by the Borrower or any Subsidiary or materially impair the value of such Property subject thereto; (vi) deposits of cash or securities to secure the performance of bids, trade contracts, leases, statutory obligations and other obligations of a like nature incurred in the ordinary course of business; and (vii) Liens permitted by the Security Instruments.

         "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with a member of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the date for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions as determined by the Agent.

         "Fee Letter" shall mean that certain letter agreement from First Union Corporation to the Borrower and agreed to by First Union dated of even date with this Agreement concerning certain fees in connection with this Agreement and any agreements or instruments executed in connection therewith, as the same may be amended or replaced from time to time.

         "Financial Statements" shall mean the financial statement or statements of the Borrower and its Consolidated Subsidiaries described or referred to in Section 7.02.

         "First Union Corporation" shall mean  First
     Union Corporation of North Carolina, a North
     Carolina corporation.

         "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

         "General Partner" shall mean Kinder Morgan G.P., Inc., general partner of the Borrower.

         "Governmental Authority" shall include the country, the state, county, city and political subdivisions in which any Person or such Person's Property is located or which exercises valid jurisdiction over any such Person or such Person's Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them including monetary authorities which exercises valid jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, the

     Borrower, its Subsidiaries or any of their Property or the Agent, any Lender or any Applicable Lending Office.

         "Governmental Requirement" shall mean any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

         "Guarantor" shall mean Kinder Morgan Energy.

         "Guaranty Agreement" shall mean an agreement executed by the Guarantor in form and substance satisfactory to the Agent guarantying, unconditionally, payment of the Indebtedness, as the same may be amended, modified or supplemented from time to time.

         "Hedging Agreements" shall mean any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction.

         "Highest Lawful Rate" shall mean, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Indebtedness under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         "Indebtedness" shall mean any and all amounts owing or to be owing by the Borrower to First Union, the Agent and/or Lenders in connection with the Loan Documents, and any Hedging Agreements now or hereafter arising between the Borrower and First Union or any Lender and permitted by the terms of this Agreement and all renewals, extensions and/or rearrangements of any of the above.

         "Indemnified  Parties"  shall have the  meaning  assigned  such term in
     Section 12.03(b).

         "Indemnity Matters" shall mean any and all actions, suits, proceedings (including any investigations, litigation or inquiries), claims, demands and causes of action made or threatened against a Person and, in connection therewith, all losses, liabilities, damages (including, without limitation, consequential damages) or reasonable costs and expenses of any kind or nature whatsoever incurred by such Person whether caused by the sole or concurrent negligence of such Person seeking indemnification.

         "Indenture" shall mean the Indenture of Trust dated as of April 1, 1994, by and between Jackson-Union Counties Regional Port District and the Trustee securing the Bonds.

         "Initial Funding" shall mean the funding of the initial Loans or issuance of the Letter of Credit pursuant to Section 6.01 hereof.

         "Interest Period" shall mean, with respect to any LIBOR Loan, the period commencing on the date such LIBOR Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in Section 2.02, except that each Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

         Notwithstanding the foregoing: (i) no Interest Period may commence before and end after the Revolving Credit Termination Date; (ii) no Interest Period for any LIBOR Loan may end after the due date of any installment, if any, provided for in Section 3.01 hereof to the extent that such LIBOR Loan would need to be prepaid prior to the end of such Interest Period in order for such installment to be paid when due; (iii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iv) no Interest Period shall have a duration of less than one month and, if the Interest Period for any LIBOR Loans would otherwise be for a shorter period, such Loans shall not be available hereunder.

         "Kinder Morgan Energy" shall mean Kinder
     Morgan Energy Partners, L.P., a Delaware limited partnership.


         "LC Maximum Amount" shall mean $24,128,548.00 initially, which amount may be reduced and reinstated from time to time as provided in the Letter of Credit.

         "LC Commitment" shall mean, for First Union, its obligation to issue the Letter of Credit, and for each other Lender, its obligation to accept a participation in the Letter of Credit in an amount equal to its Percentage Share of the LC Maximum Amount, all as provided in Section 2.01(b) and to fund its Percentage Share of any Advances as provided in Section 2.09.

         "Letter of Credit" shall mean the Support Letter of Credit for so long as it is outstanding and thereafter the Replacement Letter of Credit.

         "LIBOR" shall mean the rate of interest determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period commencing on the first day of such Interest Period appearing on Telerate Page 3750 as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period. In the event that such rate does not appear on Telerate Page 3750, "LIBOR" shall be determined by the Agent to be the rate per annum at which deposits in Dollars are offered by leading reference banks in the London interbank market to First Union at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the applicable Loan.

         "LIBOR Loans" shall mean Loans the interest rates on which are determined on the basis of rates referred to in the definition of "LIBOR Rate".

         "LIBOR Rate" shall mean, with respect to any LIBOR Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the quotient of (i) LIBOR for such Loan for the Interest Period for such Loan divided by (ii) 1 minus the Reserve Requirement for such Loan for such Interest Period.

         "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (i) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

         "Loan Documents" shall mean this Agreement, the Letter of Credit, the Fee Letter, the Notes and the Security Instruments.

         "Loans" shall mean the loans as provided for by Section 2.01(a), Section 2.09(b) and Section
     2.09(c).  "Loans" shall include the Revolving
     Credit Loans and the Term Loans.

         "Majority Lenders" shall mean, at any time while no Loans are outstanding, Lenders having at least seventy-five percent (75%) of the Aggregate Commitments and, at any time while Loans are outstanding, Lenders holding at least seventy-five percent (75%) of the outstanding aggregate principal amount of the Loans (without regard to any sale by a Lender of a participation in any Loan under Section 12.06(c)).

         "Material Adverse Effect" shall mean any material and adverse effect on
     (i) the assets, liabilities, financial condition, business, operations or affairs of the Borrower and its Subsidiaries taken as a whole or from the facts represented or warranted in any Loan Document, or (ii) the ability of the Borrower and its Subsidiaries taken as a whole to carry out their business as at the Closing Date or as proposed as of the Closing Date to be conducted or meet their obligations under the Loan Documents on a timely basis.

         "Maturity Date" shall mean February 14, 1999.

         "Mortgaged Property" shall mean the Property owned by the Borrower and which is subject to the Liens existing and to exist under the terms of the Security Instruments.

         "Multiemployer Plan" shall mean a Plan defined as such in Section 3(37) or 4001(a)(3) of ERISA.

         "Notes" shall mean the Notes provided for by Section 2.06, Section 2.09(b) and 2.09(c), together with any and all renewals, extensions for any period, increases, rearrangements, substitutions or modifications thereof. The "Notes" shall include the Revolving Credit Notes and the Term Notes.

         "Other Taxes" shall have the meaning assigned such term in Section 4.06(b).

         "Painter Gas Plant" shall mean that portion of the Mortgaged Property located in Uinta County, Wyoming and known as the Painter Gas Plant.

         "Partnership Agreement" shall mean the written partnership agreement of the Borrower dated September 30, 1993, as amended from time to time.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions.

         "Percentage Share" shall mean the percentage of the Aggregate Commitments to be provided by a Lender under this Agreement as indicated on Annex I hereto, as modified from time to time to reflect any assignments permitted by Section 12.06(b).

         "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

         "Plan"  shall mean any employee  pension  benefit  plan,  as defined in
     Section 3(2) of ERISA, which (i) is currently or hereafter sponsored, maintained or contributed to by the Borrower, any Subsidiary or an ERISA Affiliate or (ii) was at any time during the preceding six calendar years sponsored, maintained or contributed to, by the Borrower, any Subsidiary or an ERISA Affiliate.

         "Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount payable by the Borrower under this Agreement or any Note, a rate per annum during the period commencing on the date of an Event of Default until such amount is paid in full or all Events of Default are cured or waived equal to 2% per annum above the Base Rate as in effect from time to time plus the Applicable Margin (if any), but in no event to exceed the Highest Lawful Rate; provided that, for a LIBOR Loan, the "Post-Default Rate" for such principal shall be, for the period commencing on the date of the Event of Default and ending on the earlier to occur of the last day of the Interest Period therefor or the date all Events of Default are cured or waived, 2% per annum above the interest rate for such Loan as provided in
     Section 3.02(ii), but in no event to exceed the Highest Lawful Rate.

         "Prime Rate" shall mean the rate of interest from time to time announced publicly by the Agent at the Principal Office as its prime commercial lending rate. Such rate is set by the Agent as a general reference rate of interest, taking into account such factors as the Agent may deem appropriate, it being understood that many of the Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

         "Principal Office" shall mean the principal office of the Agent, presently located at 301 South College Street, TW-10, Charlotte, North Carolina 28288- 0608 or such other location as designated by the Agent from time to time.

         "Prior Credit Agreement" shall mean the
     Credit Agreement among Enron Transportation
     Services, L.P. (now known as Kinder Morgan
     Operating L.P.

     "B"), a Delaware limited partnership, and First Union dated as of December 29, 1994, as amended.

         "Prior Debt" shall mean the outstanding Debt under (i) that certain promissory note dated as of September 30, 1993 in the original principal amount of $4,430,437 from the Borrower payable to the order of Enron Corp. and (ii) that certain promissory note issued pursuant to the Prior Credit Agreement dated December 29, 1994, in an outstanding principal amount of $9,618,752.

         "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "Quarterly Dates" shall mean the last day of each March, June, September and December in each year, the first of which shall be March 31, 1997; provided, however, that if any such day is not a Business Day, such Quarterly Date shall be the next succeeding Business Day.

         "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

         "Regulatory Change" shall mean, with respect to any Lender, any change after the Closing Date in any Governmental Requirement (including
     Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders (including such Lender or its Applicable Lending Office) of or under any Governmental Requirement (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

         "Replacement Letter of Credit" shall mean First Union's irrevocable letter of credit No. S113181 for the benefit of the Trustee in the amount of the LC Maximum Amount to be issued pursuant to Section 2.01(b) in support of the Bonds and in the form of Exhibit G-2 hereto.

         "Replacement Term Note" shall mean the promissory note of the Borrower evidencing its obligations with respect to the Replacement Term Loan in the form of Exhibit A-2 hereto.

         "Replacement Term Loan" shall mean the term loan made by First Union to the Borrower pursuant to Section 2.09(b).

         "Required Payment" shall have the meaning assigned such term in Section 4.04.

         "Responsible Officer" shall mean, as to any Person, the Chief Executive Officer, the President or any Vice President of such Person and, with respect to financial matters, the term "Responsible Officer" shall include the Chief Financial Officer of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the General Partner of Borrower.

         "Revolving Credit Commitment" shall mean, as to each Lender, the amount set forth opposite such Lender's name on Annex I under the caption
     "Revolving Credit Commitment" (as the same may be reduced pursuant to Section 2.03(b) hereof pro rata to each Lender based on its Percentage Share) as modified from time to time to reflect any assignments permitted by Section 12.06(b).

         "Revolving Credit Loans" shall mean the
     loans as provided for by Section 2.01(a).

         "Revolving Credit Notes" shall mean the promissory note or notes (whether one or more) of the Borrower described in Section 2.06 hereof and being in the form of Exhibit A-1 hereto.

         "Revolving Credit Termination Date" shall mean, unless the Commitments are sooner terminated pursuant to Sections 2.03(b) or 10.02 hereof, February 14, 1999.

         "SEC" shall mean the Securities and Exchange
     Commission or any successor Governmental
     Authority.

         "Security Instruments" shall mean the agreements or instruments described or referred to in Exhibit E, and any and all other agreements or instruments now or hereafter executed and delivered by the Borrower or any other Person (other than participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with, or as security for the payment or performance of the Notes and this Agreement, as the same may be amended, supplemented or restated from time to time.

         "Special Entity" shall mean any joint venture, limited liability company or partnership, general or limited partnership or any other type of partnership or company other than a corporation in which the Borrower or one or more of its other Subsidiaries is a member, owner, partner or joint venturer and owns, directly or indirectly, at least a majority of the equity of such entity or controls such entity, but excluding any tax partnerships that are not classified as partnerships under state law. For purposes of this definition, any Person which owns directly or indirectly an equity investment in another Person which allows the first Person to manage or elect managers who manage the normal activities of such second Person will be deemed to "control" such second Person (e.g. a sole general partner controls a limited partnership).

         "Special Purpose Subsidiary" shall have the meaning assigned such term in Section 9.17.

         "Subsidiary" shall mean (i) any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of its Subsidiaries or by the Borrower and one or more of its Subsidiaries and
     (ii) any Special Entity. Unless otherwise indicated herein, each reference to the term "Subsidiary" shall mean a Subsidiary of the Borrower.

         "Support Letter of Credit" shall mean First Union's irrevocable credit in the amount of the LC Maximum Amount issued pursuant to Section 2.01(b) to Wachovia Bank of Georgia, N.A., in form and substance satisfactory to First Union and Wachovia National Bank of Georgia, N.A. in order to obtain the release of the guaranty of Enron Corp. relating to the Wachovia Letter of Credit, with an initial expiration date of no more than 30 days from the date of issue, such expiration date being subject to being extended in additional one month periods at the discretion of First Union.

         "Support Term Note" shall mean the promissory note of the Borrower evidencing its obligations with respect to the Support Term Loan in form and substance satisfactory to First Union.

         "Support Term Loan" shall mean the term loan made by First Union to the Borrower pursuant to Section 2.09(c).

         "Syndication" shall occur on the first date First Union assigns an interest in this Agreement to another Lender pursuant to Section 12.06(b).

         "Taxes" shall have the meaning assigned such term in Section 4.06(a).

         "Term Loans" shall mean the Support Term
     Loan and the Replacement Term Loan.

         "Term Notes" shall mean the Support Term
     Note and the Replacement Term Note.

         "Trustee" means Bank One, Texas, National
         Association.

         "Type" shall mean, with respect to any Loan, a Base Rate Loan or a LIBOR Loan.

         "Wholly-Owned Subsidiary" shall mean, as to the Borrower, any Subsidiary of which all of the outstanding shares of stock having by the terms thereof ordinary voting power to elect the board of directors of such corporation, other than directors' qualifying shares, are owned or controlled by the Borrower or one or more of the Wholly-Owned Subsidiaries or by the Borrower and one or more of the Wholly-Owned Subsidiaries.

         Section 1.03 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the audited financial statements referred to in Section 7.02 (except for changes concurred with by Kinder Morgan Energy Partner's independent public accountants).

                                   ARTICLE II

                                   Commitments

         Section 2.01  Loans and Letter of Credit.

         (a) Revolving Credit Loans. Each Lender severally agrees, on the terms of this Agreement, to make Revolving Credit Loans to the Borrower during the period from and including (i) the Closing Date or (ii) such later date that such Lender becomes a party to this Agreement as provided in Section 12.06(b), to but excluding the Revolving Credit Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of such Lender's Commitment as then in effect; provided, however, that the aggregate principal amount of all such Loans by all Lenders hereunder at any one time outstanding shall not exceed the Aggregate Revolving Credit Commitments. Subject to the terms of this Agreement, during the period from the Closing Date to but excluding the Revolving Credit Termination Date, the Borrower may borrow, repay and reborrow the amount described in this Section 2.01(a).

         (b) Applications for Letter of Credit. The Borrower hereby applies to First Union for, and authorizes and instructs First Union to issue, the Support Letter of Credit in the LC Maximum Amount on March 7, 1997, unless at such time the Replacement Letter of Credit has been accepted by the Trustee as an "Alternate Letter of Credit" (as defined in the Indenture). The Borrower also hereby applies to First Union for, and authorizes and instructs First Union to issue, the Replacement Letter of Credit at such time as the Trustee is prepared to accept the Replacement Letter of Credit in connection with the Bonds and in compliance with the Indenture. First Union, as issuing bank for the Lenders, agrees to extend credit for the account of the Borrower by issuing the Letter of Credit in the LC Maximum Amount on the dates set forth above. The Lenders shall participate in the Letter of Credit according to their respective Percentage Shares. The Letter of Credit may be drawn upon from time to time as provided in the Letter of Credit.

         (c) Limitation on Types of Loans. Subject to the other terms and provisions of this Agreement, at the option of the Borrower, the Revolving Credit Loans may be Base Rate Loans or LIBOR Loans; provided that no more than four (4) LIBOR Loans may be outstanding at any time. Until Syndication, the LIBOR Loans may only have Interest Periods of one month. The Term Loans may only be Base Rate Loans.

         Section 2.02  Borrowings, Continuations, Conversions and Letter of
Credit.

         (a) Borrowings. The Borrower shall give the Agent (which shall promptly notify the Lenders) advance notice as hereinafter provided of each borrowing hereunder, which shall specify the aggregate amount of such borrowing, the Type and the date (which shall be a Business Day) of the Loans to be borrowed and (in the case of LIBOR Loans) the duration of the Interest Period therefor.

         (b) Minimum Amounts. If a borrowing consists in whole or in part of LIBOR Loans, such LIBOR Loans with the same Interest Period shall be in amounts of at least $1,000,000 or any whole multiple of $100,000 in excess thereof. If a borrowing consists in whole or in part of Base Rate Loans shall be in amounts of at least $500,000 or any whole multiple of $100,000 in excess thereof.

         (c) Notices. Each borrowing and all continuations and conversions shall require advance written notice to the Agent (which shall promptly notify the Lenders) in the form of Exhibit B hereto, which in each case shall be irrevocable, from the Borrower to be received by the Agent not later than 11:00 a.m., Charlotte, North Carolina time at least one Business Day prior to the date of each Base Rate Loan borrowing and three Business Days prior to the date of each LIBOR Loan borrowing, continuation or conversion.

         (d)  Continuation  Options.  Subject  to the  provisions  made  in this
     Section 2.02(d), the Borrower may elect to continue all or any part of any LIBOR Loan beyond the expiration of the then current Interest Period relating thereto by giving advance notice as provided in Section 2.02(c) to the Agent (which shall promptly notify the Lenders) of such election, specifying the amount of such Loan to be continued and the Interest Period therefor. In the absence of such a timely and proper election, the Borrower shall be deemed to have elected to convert such LIBOR Loan to a Base Rate Loan pursuant to Section 2.02(e). All or any part of any LIBOR Loan may be continued as provided herein, provided that (i) any continuation of any such Loan shall be (as to each Loan as continued for an applicable Interest Period) in amounts of at least $1,000,000 or any whole multiple of $100,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, each LIBOR Loan shall be converted to a Base Rate Loan on the last day of the Interest Period applicable thereto.

         (e) Conversion Options. The Borrower may elect to convert all or any part of any LIBOR Loan on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving advance notice to the Agent (which shall promptly notify the Lenders) of such election. Subject to the provisions made in this Section 2.02(e), the Borrower may elect to convert all or any part of any Base Rate Loan at any time and from time to time to a LIBOR Loan by giving advance notice as provided in Section 2.02(c) to the Agent (which shall promptly notify the Lenders) of such election. All or any part of any outstanding Loan may be converted as provided herein, provided that (i) any conversion of any Base Rate Loan into a LIBOR Loan shall be (as to each such Loan into which there is a conversion for an applicable Interest Period) in amounts of at least $1,000,000 or any whole multiple of $100,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, no Base Rate Loan may be converted into a LIBOR Loan.

         (f) Advances. Not later than 1:00 p.m. Charlotte, North Carolina time on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Loan to be made by it on such date to the Agent, to an account which the Agent shall specify, in immediately available funds, for the account of the Borrower. The amounts so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower designated by the Borrower and maintained at the Principal Office.

         Section 2.03  Changes of Commitments.

         (a)  The   Aggregate   Revolving   Credit   Commitments   shall  reduce
     automatically by $750,000 on each Quarterly Date commencing on June 30, 1997 and may be further reduced pursuant to Section 2.03(b) hereof.

         (b) The Borrower shall have the right to terminate or to reduce the amount of the Aggregate Revolving Credit Commitments at any time or from time to time upon not less than three (3) Business Days' prior notice to the Agent (which shall promptly notify the Lenders) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $1,000,000 or any whole multiple of $100,000 in excess thereof) and shall be irrevocable and effective only upon receipt by the Agent.

         (c) The Aggregate Revolving Credit Commitments once terminated or reduced may not be reinstated.

         Section 2.04  Fees.

         (a) The Borrower shall pay to the Agent for the account of each Lender:

              (i) a commitment fee on the daily average unused amount of the Aggregate Revolving Credit Commitment for the period from and including the Closing Date to but excluding the Revolving Credit Termination Date at a rate per annum equal to 3/8 of 1%. Accrued commitment fees shall be payable quarterly in arrears on each Quarterly Date and on the earlier of the date the Aggregate Revolving Credit Commitments are terminated or the Revolving Credit Termination Date.

              (ii) a letter of credit fee, computed (on the basis of a year of 360 days and actual days elapsed) for each day from the Closing Date at the rate of 1.50% per annum of the LC Maximum Amount, which rate shall increase 0.25% per annum quarterly commencing June 30, 1997, payable quarterly in advance on the Closing Date and on each Quarterly Date thereafter.

         (b) The Borrower shall pay to First Union for its own account:

              (i) 1/8% per annum of the LC Maximum Amount as a fronting fee, payable quarterly in advance on the Closing Date and on each Quarterly Date thereafter.

              (ii) Upon each transfer of the Letter of Credit to a successor beneficiary in accordance with its terms, the sum of $500.

              (iii) Upon each drawing of the Letter of Credit, a negotiation fee of $200; provided that such fee shall not be a condition to any drawing.

              (iv) Other fees related to amendments,
         modifications, etc.

         (c) The Borrower shall pay to First Union Corporation for its account such other fees as are set forth in the Fee Letter on the dates specified therein to the extent not paid prior to the Closing Date.

         Section 2.05 Several Obligations. The failure of any Lender to make any Loan to be made by it or to provide funds for disbursements or reimbursements under the Letter of Credit on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan or provide funds on such date, but no Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender or to provide funds to be provided by such other Lender.

         Section 2.06 Notes. Any Term Loan made by First Union shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A-2 or A-3 hereto, as the case may be, dated the date of the Letter of Credit to which it relates, payable to the order of First Union and otherwise duly completed. The Revolving Credit Loans made by each Lender shall be evidenced by a single promissory note of the Borrower to each Lender in substantially the form of Exhibit A-1 hereto, dated (i) the Closing Date or (ii) the effective date of an Assignment pursuant to Section 12.06(b), payable to the order of such Lender in a principal amount equal to its Revolving Credit Commitment as in effect on the date of issuance and otherwise duly completed and such substitute Notes as required by Section 12.06(b). The date, amount, Type, interest rate and Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Notes, and, prior to any transfer, may be endorsed by such Lender on a schedule attached to such Notes or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Notes.

         Section 2.07  Prepayments of Revolving Credit
Loans.

         (a) The Borrower may prepay the Base Rate Loans that are Revolving Credit Loans upon not less than one (1) Business Day's prior notice to the Agent (which shall promptly notify the Lenders), which notice shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be at least $500,000 of, if greater, in multiples of $25,000, or the remaining aggregate principal balance outstanding on the Revolving Credit Notes) and shall be irrevocable and effective only upon receipt by the Agent. The Borrower may prepay LIBOR Loans that are Revolving Credit Loans on the same condition as for Base Rate Loans, except that not less than three Business Days' notice shall be required and in addition such prepayments of LIBOR Loans shall be subject to the terms of
     Section 5.05 and shall be in an amount equal to all of the LIBOR Loans for the Interest Period prepaid. Notices received after 11:00 a.m., Charlotte, North Carolina time, shall be deemed to have been received on the following Business Day.

         (b) If, after giving effect to any termination or reduction of the Aggregate Revolving Credit Commitments pursuant to Section 2.03, the outstanding aggregate principal amount of the Revolving Credit Loans exceeds the Aggregate Revolving Credit Commitments, the Borrower shall prepay the Revolving Credit Loans on the date of such termination or reduction in an aggregate principal amount equal to the excess, together with interest on the principal amount paid accrued to the date of such prepayment.

         (c) Prepayments permitted or required under this Section 2.07 shall be without premium or penalty, except as required under Section 5.05 for prepayment of LIBOR Loans. Any prepayments on the Revolving Credit Loans may be reborrowed subject to the then effective Aggregate Revolving Credit Commitments.

         Section 2.08  Assumption of Risks.  The Borrower
assumes all risks of the acts or omissions of any beneficiary of the Letter of Credit or any transferee thereof with respect to its use of such Letter of Credit. Neither the Agent (except in the case of willful misconduct or bad faith on the part of the Agent or any of its employees), its correspondents nor any Lender shall be responsible for the validity, sufficiency or genuineness of certificates or other documents or any endorsements thereon, even if such certificates or other documents should in fact prove to be invalid, insufficient, fraudulent or forged; for errors, omissions, interruptions or delays in transmissions or delivery of any messages by mail, telex, or otherwise, whether or not they be in code; for errors in translation or for errors in interpretation of technical terms; the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign the Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; the failure of any beneficiary or any transferee of the Letter of Credit to comply fully with conditions required in order to draw upon the Letter of Credit; or for any other consequences arising from causes beyond the Agent's control or the control of the Agent's correspondents. In addition, neither the Agent nor any Lender shall be responsible for any error, neglect, or default of any of the Agent's correspon- dents; and none of the above shall affect, impair or prevent the vesting of any of the Agent's or any Lender's rights or powers hereunder, all of which rights shall be cumulative. The Agent and its correspondents may accept certificates or other documents that appear on their face to be in order, without responsibility for further investigation of any matter contained therein regardless of any notice or information to the contrary. In furtherance and not in limitation of the foregoing provisions, the Borrower agrees that any action, inaction or omission taken or not taken by the Agent or by any correspondent for the Agent in good faith in connection with the Letter of Credit, or any related drafts, certificates, documents or instruments, shall be binding on the Borrower and shall not put the Agent or its correspondents under any resulting liability to the Borrower.

         Section 2.09 Obligation to Reimburse and to Prepay.

         (a) Except as provided in subsections (b) and (c) of this Section, the Borrower agrees to reimburse First Union immediately for any amounts drawn on the Letter of Credit and amounts not immediately reimbursed shall bear interest at the Post-Default Rate from and including the date of drawing to but excluding the date of reimbursement.

         (b) Replacement Letter of Credit. The amount of any A Drawing shall bear interest (i) from and including the date of drawing to but excluding the "Stated Expiration Date" (as defined in the Replacement Letter of Credit), at the rate then borne by Base Rate Loans and (ii) on and after the Stated Expiration Date or during the continuance of an Event of Default, at the Post-Default Rate. If no Event of Default has occurred and is continuing, the principal portion of an A Drawing remaining outstanding for a period of 30 days shall be charged as an Advance against a term loan account hereby established by First Union for the Borrower. The obligation of the Borrower to repay any Advances shall be evidenced by the Replacement Term Note, payable to the order of First Union, representing the obligation of the Borrower to pay the lesser of (A) $23,700,000 or (B) the aggregate unpaid principal amount of all Advances, with interest theon at fluctuating per annum interest rate equal to the rates then borne by Base Rate Loans. First Union is authorized to endorse the date and amount of each Advance and each payment of principal with respect thereto on the schedule annexed to and constituting a part of the Replacement Term Note, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.
     The Replacement Term Note shall (w) be dated as of February 14, 1997 (x) be payable as to principal (1) on any mandatory or optional redemption date for the Bonds, in an amount corresponding to the principal amount of Bonds redeemed and (2) in full, on the Stated Expiration Date (or such earlier date as may be required by Section 10.02 hereof); (y) be stated to mature on the Stated Expiration Date; and (z) bear interest on the unpaid principal amount thereof, if any, until paid.

         (c) Support Letter of Credit. The amount of any drawing under the Support Letter of Credit shall be charged against a term loan account hereby established by First Union for the Borrower. The obligation of the Borrower to repay any such drawings shall be evidenced by the Support Term Note, payable to the order of First Union, representing the obligation of the Borrower to pay the lesser of (A) $24,128,548 or (B) the aggregate amount of any such drawing with interest thereon at a fluctuating per annum interest rate equal to the rates then borne by Base Rate Loans. The Support Term Note shall (w) be dated as of the date of delivery, (x) be payable as to principal on the earlier of (1) of ten days from the date of any drawing on the Support Letter of Credit or (2) the Maturity Date; and (y) bear interest on the unpaid principal amount thereof, if any, until paid.

         (d) Any amounts from time to time owing to First Union as a portion of the Term Loan (i) may be prepaid on any Business Day by or on behalf of the Borrower upon 3-day's prior written notice stating the amount to be prepaid (which shall be in minimum denominations of $100,000 and integral multiples of $5,000 in excess thereof) and (ii) shall be prepaid to the extent any Bonds owned by the Borrower are remarketed, on the date of such remarketing. Accrued interest on the amount prepaid to the date of prepayment shall be paid to First Union at the same time as such prepayment. Upon payment to First Union of the amount of such portion of the Replacement Term Loan to be so prepaid, together with accrued interest thereon to the date of such prepayment, the outstanding obligations of the Borrower under the Replacement Term Loan shall be reduced by the amount of such prepayment, and interest shall cease to accrue on the amount prepaid. The amount available under this Term Loan facility from time to time shall equal the aggregate principal amount of Bonds outstanding less the aggregate principal amount of Pledged Bonds (as defined in the Indenture). Any prepayment notice shall be irrevocable.

     The obligations of the Borrower under this Agreement with respect to the Letter of Credit shall be absolute, unconditional and irrevocable and shall be paid or performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, but only to the fullest extent permitted by applicable law, the following circumstances: (i) any lack of validity or enforceability of this Agreement, the Letter of Credit or any of the Security Instruments; (ii) any amendment or waiver of (including any default), or any consent to departuAgreement (except to the extent permitted by any amendment or waiver), the Letter of Credit or any of the Security Instruments; (iii) the existence of any claim, set-off, defense or other rights which the Borrower may have at any time against the beneficiary of the Letter of Credit or any transferee of the Letter of Credit (or any

     Persons for whom any such beneficiary or any such transferee may be acting), the Agent, any Lender or any other Person, whether in connection with this Agreement, the Letter of Credit, the Security Instruments, the transactions contemplated hereby or any unrelated transaction; (iv) any statement, certificate, draft, notice or any other document presented under the Letter of Credit proves to have been forged, fraudulent, insufficient or invalid in any respect or any statement therein proves to have been untrue or inaccurate in any respect whatsoever; (v) payment by First Union under the Letter of Credit against presentation of a draft or certificate which appears on its face to comply, but does not comply, with the terms of such Letter of Credit; and (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

     Notwithstanding anything in this Agreement to the contrary, the Borrower will not be liable for payment or performance that results from the gross negligence or willful misconduct of First Union, except (i) where the Borrower or any Subsidiary actually recovers the proceeds for itself or First Union of any payment made by First Union in connection with such gross negligence or willful misconduct or (ii) in cases where First Union makes payment to the named beneficiary of a Letter of Credit.

         (e) Each Lender severally and unconditionally agrees that it shall promptly reimburse First Union an amount equal to such Lender's Percentage Share of any disbursement made by First Union under the Letter of Credit that is not reimbursed according to Section 2.09(a) or when due under
     Section 2.09(b) or Section 2.09(c), as the case may be.

         (f) The Borrower hereby pledges, assigns, transfers and delivers to First Union all its right, title and interest to all Bonds purchased with funds drawn under the Replacement Letter of Credit (the "Pledged Bonds"), and hereby grants to First Union a first lien on, and security interest in, its rights, title and interest in and to the Pledged Bonds, the interest thereon and all proceeds thereof or substitutions therefor, as collateral security for the prompt and complete payment when due of the amounts payable under this Section 2.09. During such time as any Bonds are Pledged Bonds, First Union shall be entitled to exercise all of the rights of a holder of Bonds with respect to voting, consenting and directing the Trustee as if First Union were the owner of such Bonds, and the Borrower hereby grants and assigns to the Bank all such rights.

         Section 2.10 Lending Offices. The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type as shown on the signature pages hereof.

         Section 2.11 Telecopied Drawings. The Letter of Credit provides that drafts and certificates for drawings under the Letter of Credit may be presented to First Union via telecopy and may state an undertaking by the drawer to cause the corresponding manually executed drafts and certificates to be delivered to First Union on the next succeeding Business Day. The Borrower acknowledges and assumes all risks relating to the use of such telecopied drafts and certificates and, moreover, agrees that its obligations under this Agreement remain absolute, irrevocable and unconditional if First Union honors such telecopied drawing(s) under the Letter of Credit which appear on their face to comply with the terms of the Letter of Credit notwith standing that the manually executed drafts and certificates do not comply with the terms of the Letter of Credit or failure is made to deliver such manually executed drafts and certificates, in whole or in part, to First Union following a drawing made under the Letter of Credit via telecopy.

                                   ARTICLE III

            Payments of Principal and Interest

         Section 3.01 Repayment of Loans. The Borrower will pay to the Agent, for the account of each Lender, the principal payments required by this Section
3.01. On the Maturity Date the Borrower shall repay the outstanding aggregate principal and accrued and unpaid interest under the Notes.

         Section 3.02 Interest. The Borrower will pay to the Agent, for the account of each Lender, interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date such Loan is made to but excluding the date such Loan shall be paid in full, at the following rates per annum:

         (i) if such a Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin (as in effect from time to time), but in no event to exceed the Highest Lawful Rate; and

         (ii) if such a Loan is a LIBOR Loan, for each Interest Period relating thereto, LIBOR Rate for such Loan plus the Applicable Margin (as in effect from time to time), but in no event to exceed the Highest Lawful Rate.

Notwithstanding the foregoing, the Borrower will pay to the Agent, for the account of each Lender, interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender, and (to the fullest extent permitted by law) on any other amount payable by the Borrower hereunder, under any Loan Document or under any Note held by such Lender to or for account of such Lender, for the period commencing on the date of an Event of Default until the same is paid in full or all Events of Default are cured or waived.

     Accrued interest on Base Rate Loans shall be payable on each Quarterly Date commencing on March 31, 1997, and accrued interest on each LIBOR Loan shall be payable on the last day of the Interest Period therefor and, if such Interest Period is longer than three months at three-month intervals following the first day of such Interest Period, except that interest payable at the Post-Default Rate shall be payable from time to time on demand and interest on any LIBOR Loan that is converted into a Base Rate Loan (pursuant to Section 5.04) shall be payable on the date of conversion (but only to the extent so converted).

     Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall notify the Lenders to which such interest is payable and the Borrower thereof. Each determination by the Agent of an interest rate or fee hereunder shall, except in cases of manifest error, be final, conclusive and binding on the parties.


                                   ARTICLE IV

     Payments; Pro Rata Treatment; Computations; Etc.

         Section 4.01 Payments. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under the Loan Documents shall be made in Dollars, in immediately available funds, to the Agent at such account as the Agent shall specify by notice to the Borrower from time to time, not later than 1:00 p.m. Charlotte, North Carolina time on the date on which such payments shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Such payments shall be made without (to the fullest extent permitted by applicable law) defense, set-off or counterclaim. Each payment received by the Agent under this Agreement or any Note for account of a Lender shall be paid promptly to such Lender in immediately available funds. Except as provided in clause (iii) of the definition of "Interest Period", if the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. At the time of each payment to the Agent of any principal of or interest on any borrowing, the Borrower shall notify the Agent of the Loans to which such payment shall apply. In the absence of such notice the Agent may specify the Loans to which such payment shall apply, provided that such payment or prepayment will be applied first to the Loans comprised of Base Rate Loans.

         Section 4.02 Pro Rata Treatment. Except to the extent otherwise provided herein each Lender agrees that: (i) each borrowing from the Lenders under Section 2.01 and each continuation and conversion under Section 2.02 shall be made from the Lenders pro rata in accordance with their Percentage Share, each payment of fees under Section 2.04(a) shall be made for account of the Lenders pro rata in accordance with their Percentage Share, and each termination or reduction of the amount of the Aggregate Revolving Credit Commitments under
Section 2.03(b) shall be applied to the Commitment of each Lender, pro rata according to the amounts of its respective Commitment; (ii) each payment of principal of Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amount of the Loans held by the Lenders; and (iii) each payment of interest on Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest due and payable to the respective Lenders; and (iv) each reimbursement by the Borrower of disbursements under the Letter of Credit shall be made for account of the Agent or, if funded by the Lenders, pro rata for the account of the Lenders, in accordance with the amounts of reimbursement obligations due and payable to each respective Lender.

         Section 4.03  Computations.  Interest on LIBOR
Loans and fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable, unless such calculation would exceed the Highest Lawful Rate, in which case interest shall be calculated on the per annum basis of a year of 365 or 366 days, as the case may be. Interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable.

         Section 4.04 Non-receipt of Funds by the Agent. Unless the Agent shall have been notified by a Lender or the Borrower prior to the date on which such notifying party is scheduled to make payment to the Agent (in the case of a Lender) of the proceeds of a Loan or a payment under a Letter of Credit to be made by it hereunder or (in the case of the Borrower) a payment to the Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that it does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if such Lender or the Borrower (as the case may be) has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until but excluding the date the Agent recovers such amount at a rate per annum which, for any Lender as recipient, will be equal to the Federal Funds Rate, and for the Borrower as recipient, will be equal to the Base Rate plus the Applicable Margin.

         Section 4.05  Set-off, Sharing of Payments, Etc.

         (a) The Borrower agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall have the right and be entitled (after consultation with the Agent), at its option, to offset balances held by it or by any of its Affiliates for account of the Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, or any other amount payable to such Lender hereunder, which is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

         (b) If any Lender shall obtain payment of any principal of or interest on any Loan made by it to the Borrower under this Agreement (or reimbursement as to the Letter of Credit) through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Lender shall have received a greater percentage of the principal or interest (or reimbursement) then due hereunder by the Borrower to such Lender than the percentage received by any other Lenders, it shall promptly (i) notify the Agent and each other Lender thereof and (ii) purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans (or participations in the Letter of Credit) made by such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans held by each of the Lenders (or reimbursements of the Letter of Credit). To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans made by other Lenders (or in interest due thereon, as the case may be) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans (or the Letter of Credit) in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.05 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this
     Section 4.05 to share the benefits of any recovery on such secured claim.

         Section 4.06  Taxes.

         (a) Payments Free and Clear. Any and all payments by the Borrower hereunder shall be made, in accordance with Section 4.01, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by (i) any jurisdiction (or political subdivision thereof) of which the Agent or such Lender, as the case may be, is a citizen or resident or in which such Lender has an Applicable Lending Office, (ii) the jurisdiction (or any political subdivision thereof) in which the Agent or such Lender is organized, or (iii) any jurisdiction (or political subdivision thereof) in which such Lender or the Agent is presently doing business in which taxes are imposed solely as a result of doing business in such jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders or the Agent (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.06) such Lender or the Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
     (iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

         (b) Other Taxes. In addition, to the fullest extent permitted by applicable law, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any Assignment or any Security Instrument (hereinafter referred to as "Other Taxes").

         (c) Indemnification. to the fullest extent permitted by applicable law, the Borrower will indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, but not limited to, any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this section 4.06) paid by such Lender or the Agent (on their behalf or on behalf of any Lender), as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted unless the payment of such Taxes was not correctly or legally asserted and such Lender's payment of such Taxes or Other Taxes was the result of its gross negligence or willful misconduct. any payment pursuant to such indemnification shall be made within thirty (30) days after the date any Lender or the Agent, as the case may be, makes written demand therefor. if any Lender or the Agent receives a refund or credit in respect of any Taxes or Other Taxes for which such Lender or the Agent has received payment from the Borrower it shall promptly notify the Borrower of such refund or credit and shall, if no default has occurred and is continuing, within thirty (30) days after receipt of a request by the Borrower (or promptly upon receipt, if the Borrower has requested application for such refund or credit pursuant hereto), pay an amount equal to such refund or credit to the Borrower without interest (but with any interest so refunded or credited), provided that the Borrower, upon the request of such Lender or the Agent, agrees to return such refund or credit (plus penalties, interest or other charges) to such Lender or the Agent in the event such Lender or the Agent is required to repay such refund or credit.

         (d)  Lender Representations.

              (i) Each Lender represents that it is either (1) a corporation or banking association organized under the laws of the United States of America or any state thereof or (2) it is entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement (A) under an applicable provision of a tax convention to which the United States of America is a party or (B) because it is acting through a branch, agency or office in the United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America. Each Lender that is not a corporation or banking association organized under the laws of the United States of America or any state thereof agrees to provide to the Borrower and the Agent on the Closing Date, or on the date of its delivery of the Assignment pursuant to which it becomes a Lender, and at such other times as required by United States law or as the Borrower or the Agent shall reasonably request, two accurate and complete original signed copies of either (A) Internal Revenue Service Form 4224 (or successor form) certifying that all payments to be made to it hereunder will be effectively connected to a United States trade or business (the "Form 4224 Certification") or (B) Internal Revenue Service Form 1001 (or successor form) certifying that it is entitled to the benefit of a provision of a tax convention to which the United States of America is a party which completely exempts from United States withholding tax all payments to be made to it hereunder (the "Form 1001 Certification"). In addition, each Lender agrees that if it previously filed a Form 4224 Certification, it will deliver to the Borrower and the Agent a new Form 4224 Certification prior to the first payment date occurring in each of its subsequent taxable years; and if it previously filed a Form 1001 Certification, it will deliver to the Borrower and the Agent a new certification prior to the first payment date falling in the third year following the previous filing of such certification. Each Lender also agrees to deliver to the Borrower and the Agent such other or supplemental forms as may at any time be required as a result of changes in applicable law or regulation in order to confirm or maintain in effect its entitlement to exemption from United States withholding tax on any payments hereunder, provided that the circumstances of such Lender at the relevant time and applicable laws permit it to do so. If a Lender determines, as a result of any change in either (i) a Governmental Requirement or (ii) its circumstances, that it is unable to submit any form or certificate that it is obligated to submit pursuant to this Section 4.06, or that it is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify the Borrower and the Agent of such fact. If a Lender is organized under the laws of a jurisdiction outside the United States of America, unless the Borrower and the Agent have received a Form 1001 Certification or Form 4224 Certification satisfactory to them indicating that all payments to be made to such Lender hereunder are not subject to United States withholding tax, the Borrower shall withhold taxes from such payments at the applicable statutory rate. Each Lender agrees to indemnify and hold harmless the Borrower or Agent, as applicable, from any United States taxes, penalties, interest and other expenses, costs and losses incurred or payable by (i) the Agent as a result of such Lender's failure to submit any form or certificate that it is required to provide pursuant to this
         Section 4.06 or (ii) the Borrower or the Agent as a result of their reliance on any such form or certificate which such Lender has provided to them pursuant to this Section 4.06.

              (ii) For any period with respect to which a Lender has failed to provide the Borrower with the form required pursuant to this Section 4.06, if any, (other than if such failure is due to a change in a Governmental Requirement occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 4.06 with respect to taxes imposed by the United States which taxes would not have been imposed but for such failure to provide such forms; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax becomes subject to taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such taxes.

              (iii) Any Lender claiming any additional amounts payable pursuant to this Section 4.06 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or the Agent or to change the jurisdiction of its Applicable Lending Office or to contest any tax imposed if the making of such a filing or change or contesting such tax would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.


                                    ARTICLE V

                                Capital Adequacy

         Section 5.01  Additional Costs.

         (a) Eurodollar Regulations, etc. The Borrower shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs which it determines are attributable to its making or maintaining of any LIBOR Loans or issuing or participating in the Letter of Credit hereunder or its obligation to make any LIBOR Loans or issue or participate in the Letter of Credit hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such LIBOR Loans, the Letter of Credit or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any Note in respect of any of such LIBOR Loans or the Letter of Credit (other than taxes imposed on the overall net income of such Lender or of its Applicable Lending Office for any of such LIBOR Loans by the jurisdiction in which such Lender has its principal office or Applicable Lending Office); or (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of such Lender, or the Commitment or Loans of such Lender or the Eurodollar interbank market; or
     (iii) imposes any other condition affecting this Agreement or any Note (or any of such extensions of credit or liabilities) or such Lender's Commitment or Loans. Each Lender will notify the Agent and the Borrower of any event occurring after the Closing Date which will entitle such Lender to compensation pursuant to this Section 5.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the United States. If any Lender requests compensation from the Borrower under this Section 5.01(a), the Borrower may, by notice to such Lender, suspend the obligation of such Lender to make additional Loans of the Type with respect to which such compensation is requested until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

         (b) Regulatory Change. Without limiting the effect of the provisions of
     Section 5.01(a), in the event that, by reason of any Regulatory Change or any other circumstances arising after the Closing Date affecting such Lender, the Eurodollar interbank market or such Lender's position in such market, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes LIBOR Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Borrower, the obligation of such Lender to make additional LIBOR Loans shall be suspended until such Regulatory Change or other circumstances ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

         (c) Capital Adequacy. Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Borrower shall pay directly to any Lender from time to time on request such amounts as such Lender may reasonably determine to be necessary to compensate such Lender or its parent or holding company for any costs which it determines are attributable to the maintenance by such Lender or its parent or holding company (or any Applicable Lending Office), pursuant to any Governmental Requirement following any Regulatory Change, of capital in respect of its Commitment, its Notes, or its Loans or any interest held by it in the Letter of Credit, such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender or its parent or holding company (or any Applicable Lending Office) to a level below that which such Lender or its parent or holding company (or any Applicable Lending Office) could have achieved but for such Governmental Requirement. Such Lender will notify the Borrower that it is entitled to compensation pursuant to this Section 5.01(c) as promptly as practicable after it determines to request such compensation.

         (d) Compensation Procedure. Any Lender notifying the Borrower of the incurrence of additional costs under this Section 5.01 shall in such notice to the Borrower and the Agent set forth in reasonable detail the basis and amount of its request for compensation. Determinations and allocations by each Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to Section 5.01(a) or (b), or of the effect of capital maintained pursuant to Section 5.01(c), on its costs or rate of return of maintaining Loans or its obligation to make Loans or issue the Letter of Credit, or on amounts receivable by it in respect of Loans or the Letter of Credit, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive and binding for all purposes, provided that such determinations and allocations are made on a reasonable basis. Any request for additional compensation under this Section 5.01 shall be paid by the Borrower within thirty (30) days of the receipt by the Borrower of the notice described in this Section 5.01(d).

         Section 5.02 Limitation on LIBOR Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of LIBOR for any Interest
Period:

         (i) the Agent determines (which determination shall be conclusive, absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR" in Section 1.02 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein; or

         (ii) the Agent determines (which determination shall be conclusive, absent manifest error) that the relevant rates of interest referred to in the definition of "LIBOR" in Section 1.02 upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not sufficient to adequately cover the cost to the Lenders of making or maintaining LIBOR Loans;

then the Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional LIBOR Loans.

         Section 5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make LIBOR Loans shall be suspended until such time as such Lender may again make and maintain LIBOR Loans (in which case the provisions of Section 5.04 shall be applicable).

         Section 5.04 Base Rate Loans Pursuant to Sections 5.01, 5.02 and 5.03. If the obligation of any Lender to make LIBOR Loans shall be suspended pursuant to Sections 5.01, 5.02 or 5.03 ("Affected Loans"), all Affected Loans which would otherwise be made by such Lender shall be made instead as Base Rate Loans (and, if an event referred to in Section 5.01(b) or Section 5.03 has occurred and such Lender so requests by notice to the Borrower, all Affected Loans of such Lender then outstanding shall be automatically converted into Base Rate Loans on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans.

         Section 5.05 Compensation. The Borrower shall pay to each Lender within thirty (30) days of receipt of written request of such Lender (which request shall set forth, in reasonable detail, the basis for requesting such amounts and which shall be conclusive and binding for all purposes provided that such determinations are made on a reasonable basis), such amount or amounts as shall compensate it for any loss, cost, expense or liability which such Lender determines are attributable to:

         (i) any payment, prepayment or conversion of a LIBOR Loan properly made by such Lender or the Borrower for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.02) on a date other than the last day of the Interest Period for such Loan; or

         (ii) any failure by the Borrower for any reason (including but not limited to, the failure of any of the conditions precedent specified in
     Article VI to be satisfied) to borrow, continue or convert a LIBOR Loan from such Lender on the date for such borrowing, continuation or conversion specified in the relevant notice given pursuant to Section 2.02(c).

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).


                                   ARTICLE VI

                              Conditions Precedent

         Section 6.01  Initial Funding.

         The obligation of the Lenders to make the Initial Funding is subject to the receipt by the Agent and the Lenders of all fees payable pursuant to Section
2.04 on or before the Closing Date and the receipt by the Agent of the following documents and satisfaction of the other conditions provided in this Section 6.01, each of which shall be satisfactory to the Agent in form and substance:

         (a) A certificate of the Secretary or an Assistant Secretary of the General Partner setting forth (i) resolutions of its board of directors with respect to the authorization of the Borrower and the Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the General Partner (y) who are authorized to sign the Loan Documents to which Borrower or the Guarantor is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of the authorized officers, and (iv) the Partnership Agreement and the partnership agreement of the Guarantor, certified as being true and complete. The Agent and the Lenders may conclusively rely on such certificate until the Agent receives notice in writing from the General Partner to the contrary.

         (b) Certificates of the appropriate state agencies with respect to the existence, qualification and good standing of the Borrower and Guarantor.

         (c) A compliance certificate which shall be substantially in the form of Exhibit C, duly and properly executed by a Responsible Officer and dated as of the date of the Initial Funding.

         (d)  The Notes, duly completed and executed.

         (e) The Security Instruments, including those described on Exhibit E, duly completed and executed in sufficient number of counterparts for recording, if necessary.

         (f)  Opinions of:

              (i) Morrison & Hecker L.L.P., special
         counsel to the Borrower and Guarantor,
         substantially in the form of Exhibit D-1 hereto;

              (ii) Chapman and Cutler, special Illinois counsel to the Borrower in the form of Exhibit
         D-2; and

              (iii) Special Wyoming counsel to the
         Borrower in the form of Exhibit D-3 hereto.

         (g) A certificate of insurance coverage of the Borrower evidencing that the Borrower is carrying insurance in accordance with Section 7.19 hereof.

         (h) Completion, satisfactory to the Agent of due diligence, which shall include, without limitation, the receipt of title information, in form and substance reasonably satisfactory to the Agent, as the Agent may require concerning the status of title to the Borrower's interest in the Painter Gas Plant and the Cora Terminal as requested by the Agent.

         (i) The Agent shall be reasonably satisfied with the environmental condition of the Mortgaged Properties of the Borrower including review of environmental information of the Borrower relating to the Painter Gas Plant and the Cora Terminal.

         (j) Kinder Morgan, Inc. shall have acquired 100% of the common stock of the General Partner pursuant to the Purchase and Sale Agreement dated January 8,
     1997 between Enron Liquids Holding Corp. and Kinder
     Morgan, Inc.

         (k) The Agent shall have been furnished with appropriate UCC search certificates reflecting the filing of all financing statements required to perfect the security interests granted by the Security Instruments and reflecting no prior liens or security interests.

         (l) The Agent shall have received title insurance within sixty days of the closing date in the amount of $1,000,000 insuring that the Security Instrument covering the Cora Terminal constitutes a valid lien on the Cora Terminal having the priority required by the Agent.

         (m) The Borrower shall have given the notice to the Trustee required to cause the Wachovia Letter of Credit to be replaced with the Letter of Credit.

         (n) Such other documents as the Agent or any Lender or special counsel to the Agent may reasonably request.

         Section 6.02 Initial and Subsequent Loans and Letter of Credit. The obligation of the Lenders to make Loans to the Borrower upon the occasion of each borrowing hereunder and to issue the Letter of Credit for the account of the Borrower (including the Initial Funding) is subject to the further conditions precedent that, as of the date of such Loans and after giving effect thereto: (i) no Default shall have occurred and be continuing; (ii) no Material Adverse Effect shall have occurred; and (iii) the representations and warranties made by the Borrower in Article VII and in the Security Instruments shall be true on and as of the date of the making of such Loans or issuance of the Letter of Credit with the same force and effect as if made on and as of such date and following such new borrowing, except to the extent such representations and warranties are expressly limited to an earlier date or the Majority Lenders may expressly consent in writing to the contrary. Each request for a borrowing or issuance of the Letter of Credit by the Borrower hereunder shall constitute a certification by the Borrower to the effect set forth in the preceding sentence (both as of the date of such notice and, unless the Borrower otherwise notifies the Agent prior to the date of and immediately following such borrowing or issuance, renewal, extension or reissuance of a Letter of Credit as of the date thereof).


                                   ARTICLE VII

              Representations and Warranties

     The Borrower represents and warrants to the Agent and the Lenders that (each representation and warranty herein is given as of the Closing Date and shall be deemed repeated and reaffirmed on the dates of each borrowing and issuance, renewal, extension or reissuance of a Letter of Credit as provided in
Section 6.02):

         Section  7.01  Corporate  Existence.  Each  of the  Borrower  and  each
Subsidiary: (i) is duly organized, legally existing and in good standing under the laws of the jurisdiction of its incorporation or formation; (ii) has all requisite partnership or corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

         Section 7.02 Financial Condition. The audited consolidated and consolidating balance sheets of the Guarantor and its Consolidated Subsidiaries as at December 31, 1995 and the related consolidated and consolidating statements of income, partner's equity and cash flow of the Guarantor and its Consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon of Arthur Anderson & Company heretofore furnished to the Agent and the unaudited consolidated and consolidating balance sheets of the Guarantor and its Consolidated Subsidiaries as at September 30, 1996 and their related consolidated and consolidating statements of income, partner's equity and cash flow of the Guarantor and its Consolidated Subsidiaries for the 9 -month period ended on such date heretofore furnished to the Agent, are complete and correct and fairly present the consolidated financial condition of the Borrower and its Consolidated Subsidiaries as at said dates and the results of its operations for the fiscal year and the 9-month period on said dates, all in accordance with GAAP, as applied on a consistent basis (subject, in the case of the interim financial statements, to normal year-end adjustments). Neither the Borrower nor any Subsidiary has on the Closing Date any material Debt, contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements or in
Schedule 7.02. Since September 30, 1996, there has been no change or event having a Material Adverse Effect. Since the date of the Financial Statements, neither the business nor the Properties of the Borrower or any Subsidiary have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy.

         Section 7.03 Litigation. Except as disclosed to the Lenders in Schedule
7.03 hereto, at the Closing Date there is no litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary which involves the possibility of any judgment or liability against the Borrower or any Subsidiary that would have a Material Adverse Effect not fully covered by insurance (except for normal deductibles).

         Section 7.04 No Breach. Neither the execution and delivery of the Loan Documents, nor compliance with the terms and provisions thereof will conflict with or result in a breach of, or require any consent which has not been obtained as of the Closing Date under, the respective charter or by-laws or partnership agreement of the Borrower or any Subsidiary, or any Governmental Requirement or any agreement or instrument to which the Borrower or any Subsidiary is a party or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Borrower or any Subsidiary pursuant to the terms of any such agreement or instrument other than the Liens created by the Loan Documents.

         Section 7.05 Authority. The Borrower has all necessary power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party; and the execution, delivery and performance by the Borrower of the Loan Documents to which it is a party, have been duly authorized by all necessary partnership action on its part; and the

Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms.

         Section 7.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Borrower of the Loan Documents or for the validity or enforce- ability thereof, except for the recording and filing of the Security Instruments as required by this Agreement.

         Section 7.07 Use of Loans. The Revolving Credit Loans shall be used to refinance the Prior Debt and for general partnership purposes . The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation G, U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan hereunder will be used to buy or carry any margin stock.

         Section 7.08  ERISA.

         (a) The Borrower, each Subsidiary and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan, except where the failure to so comply would not have a Material Adverse Effect.

         (b) Each Plan is, and has been, maintained in substantial compliance with ERISA and, where applicable, the Code, except where the failure to so maintain a Plan would not have a Material Adverse Effect.

         (c) No act, omission or transaction has occurred which could result in imposition on the Borrower, any Subsidiary or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

         (d) No Plan (other than a defined contribution plan) or any trust created under any such Plan has been terminated since September 2, 1974. No liability to the PBGC (other than for the payment of current premiums which are not past due) by the Borrower, any Subsidiary or any ERISA Affiliate has been or is expected by the Borrower, any Subsidiary or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan has occurred.

         (e) Full payment when due has been made of all amounts which the Borrower, any Subsidiary or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan.

         (f) The actuarial present value of the benefit liabilities under each Plan which is subject to Title IV of ERISA does not, as of the end of the Borrower's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabil- ities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

         (g) None of the Borrower, any Subsidiary or any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by the Borrower, a Subsidiary or any ERISA Affiliate in its sole discretion at any time without any material liability.

         (h) None of the Borrower, any Subsidiary or any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the preceding six calendar years, sponsored, maintained or contributed to, any Multiemployer Plan.

         (i) None of the Borrower, any Subsidiary or any ERISA Affiliate is required to provide security under section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

         Section 7.09 Taxes. Except as set out in Schedule 7.09, each of the Borrower and its Subsidiaries has filed all United States Federal income tax returns and all other tax returns which are required to be filed by them and have paid all material taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate. No tax lien has been filed and, to the knowledge of the Borrower, no claim is being asserted with respect to any such tax, fee or other charge.

         Section 7.10 Titles, etc.

         (a) Except as set out in Schedule 7.10, each of the Borrower and its Subsidiaries has good and defensible title to its material (individually or in the aggregate) Properties, free and clear of all Liens except Liens permitted by Section 9.02.

         (b) All leases and agreements necessary for the conduct of the business of the Borrower and its Subsidiaries are valid and subsisting, in full force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would adversely affect in any material respect the conduct of the business of the Borrower and its Subsidiaries.

         (c) The rights, Properties and other assets presently owned, leased or licensed by the Borrower and its Subsidiaries including, without limitation, all easements and rights of way, include all rights, Properties and other assets necessary to permit the

     Borrower and its Subsidiaries to conduct their business in all material respects in the same manner as its business has been conducted prior to the Closing Date.

         (d) All of the assets and Properties of the Borrower and its Subsidiaries which are reasonably necessary for the operation of its business are in good working condition (ordinary wear and tear excepted) and are maintained in accordance with prudent business standards.

         Section 7.11 No Material Misstatements. No written information, statement, exhibit, certificate, document or report furnished to the Agent by the Borrower or any Subsidiary in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading in the light of the circumstances in which made and with respect to the Borrower and its Subsidiaries taken as a whole. There is no fact peculiar to the Borrower or any Subsidiary which has a Material Adverse Effect or in the future is reasonably likely to have (so far as the Borrower can now foresee) a Material Adverse Effect and which has not been set forth in this Agreement or the other documents, certificates and statements furnished to the Agent by or on behalf of the Borrower or any Subsidiary prior to, or on, the Closing Date in connection with the transactions contemplated hereby.

         Section 7.12 Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         Section 7.13 Public Utility Holding Company Act. Neither the Borrower nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 7.14  Subsidiaries.  Except as set forth
on Schedule 7.14, the Borrower has no Subsidiaries.

         Section 7.15 Location of Business and Offices. The Borrower's principal place of business and chief executive offices are located at the address stated on the signature page of this Agreement. The principal place of business and chief executive office of each Subsidiary are located at the addresses stated on
Schedule 7.14.

         Section 7.16 Defaults. Neither the Borrower nor any Subsidiary is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any material agreement or instrument to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary is bound which default would have a Material Adverse Effect. No Default hereunder has occurred and is continuing.

         Section 7.17 Environmental Matters.  Except (i) as provided in Schedule
7.17 or (ii) as would not have a Material Adverse Effect (or with respect to (c), (d) and (e) below, where the failure to take such actions would not have a Material Adverse Effect):

         (a) Neither any Property of the Borrower or any Subsidiary nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws;

         (b) Without limitation of clause (a) above, no Property of the Borrower or any Subsidiary nor the operations currently conducted thereon or, to the best knowledge of the Borrower, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or, to the best knowledge of Borrower, threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws;

         (c) All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of the Borrower and each Subsidiary, including without limitation past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed, and the Borrower and each Subsidiary are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

         (d) All hazardous substances, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all Property of the Borrower or any Subsidiary have in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the best knowledge of the Borrower, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws;

         (e) The Borrower has taken all steps reasonably necessary to determine and has determined that no hazardous substances, solid waste, or oil and gas exploration and production wastes, have been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property of the Borrower or any Subsidiary except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment;

         (f) To the extent applicable, all Property of the Borrower and each Subsidiary currently satisfies all design, operation, and equipment requirements imposed by the OPA or scheduled as of the Closing Date to be imposed by OPA during the term of this Agreement, and the Borrower does not have any reason to believe that such Property, to the extent subject to OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement; and

         (g) Neither the Borrower nor any Subsidiary has any known contingent liability in connection with any release or threatened release of any oil, hazardous substance or solid waste into the environment.

         Section 7.18 Compliance with the Law. Neither the Borrower nor any Subsidiary has violated any Governmental Requirement or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of its Properties or the conduct of its business, which violation or failure would have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect.

         Section 7.19 Insurance. Schedule 7.19 attached hereto contains an accurate and complete description of all material policies of fire, liability, workmen's compensation and other forms of insurance owned or held by the Borrower and each Subsidiary. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which the Borrower or any Subsidiary is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Borrower and each Subsidiary; will remain in full force and effect through the respective dates set forth in Schedule 7.19 without the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. Schedule 7.19 identifies all material risks, if any, which the Borrower and its Subsidiaries and their General Partner's Board of Directors or officers have designated as being self insured. To the best of Borrower's knowledge, neither the Borrower nor any Subsidiary has been refused any insurance with respect to its assets or operations, nor has its coverage been limited below usual and customary policy limits, by an insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last three years.

         Section 7.20 Hedging Agreements. Schedule 7.20 sets forth, as of the Closing Date, a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of the Borrower and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counterparty to each such agreement.

         Section 7.21 Restriction on Liens. Neither the Borrower nor any of its Subsidiaries is a party to any agreement or arrangement (other than this Agreement and the Security Instruments), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to other Persons on or in respect of their respective assets of Properties.

         Section 7.22 Material Agreements. Set forth on Schedule 7.22 hereto is a complete and correct list of all material agreements, leases, indentures, purchase agreements, obligations in respect of letters of credit, guarantees, joint venture agreements, and other instruments in effect or to be in effect as of the Closing Date (other than Hedging Agreements) providing for, evidencing, securing or otherwise relating to any Debt of the Borrower or any of its Subsidiaries, and all obligations of the Borrower or any of its Subsidiaries to issuers of surety or appeal bonds issued for account of the Borrower or any such Subsidiary, and such list correctly sets forth the names of the debtor or lessee and creditor or lessor with respect to the Debt or lease obligations outstanding or to be outstanding and the property subject to any Lien securing such Debt or lease obligation. The Borrower has heretofore delivered to the Agent a complete and correct copy of all such material credit agreements, indentures, purchase agreements, contracts, letters of credit, guarantees, joint venture agreements, or other instruments, including any modifications or supplements thereto, as in effect on the Closing Date.

         Section 7.23 Partnership Agreement. The Partnership Agreement has not been terminated, is in full force and effect as of the date hereof and no default has occurred and is in continuance thereunder which would have a Material Adverse Effect.


                                  ARTICLE VIII

                              Affirmative Covenants

     The Borrower covenants and agrees that, so long as any of the Commitments are in effect and until payment in full of all Indebtedness hereunder, all interest thereon and all other amounts payable by the Borrower hereunder:

         Section 8.01 Financial Statements. The Borrower shall deliver, or shall cause to be delivered, to the Agent with sufficient copies of each for the
Lenders:

         (a) As soon as available and in any event within 120 days after the end of each fiscal year of the Borrower: (i) the unaudited consolidated and consolidating statements of income, partners' equity, changes in financial position and cash flow of the Borrower and its Consolidated Subsidiaries for such fiscal year, and the related consolidated and consolidating balance sheets of the Borrower and its Consolidated Subsidiaries as at the end of such fiscal year, and (ii) the audited consolidated and consolidating statements of income, partner's equity, changes in financial position and cash flow of the Guarantor and its Consolidated Subsidiaries for such fiscal year, and the related consolidated and consolidating balance sheets of Guarantor and its Consolidated Subsidiaries at the end of such fiscal year and accompanied by the related opinion of independent public accountants of recognized national standing acceptable to the Agent which opinion shall state that said financial statements of Guarantor and its Consolidated Subsidiaries fairly present the consolidated and consolidating financial condition and results of operations of the Guarantor and its Consolidated Subsidiaries as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default.

         (b) As soon as available and in any event within 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Borrower and Guarantor, unaudited consolidated and consolidating statements of income, partners' equity, changes in financial position and cash flow of the Borrower and Guarantor for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related unaudited consolidated and consolidating balance sheets as at the end of such period, accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of the Borrower and Guarantor in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments).

         (c) Promptly after the Borrower knows that any Default or any Material Adverse Effect has occurred, a notice of such Default or Material Adverse Effect, describing the same in reasonable detail and the action the Borrower proposes to take with respect thereto.

         (d) Promptly upon receipt thereof, a copy of each other report or letter submitted to the Borrower or by independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower and Guarantor, and a copy of any response by the Borrower or Guarantor, or the Board of Directors of the General Partner of the Borrower or Guarantor, to such letter or report.

         (e) Promptly upon its becoming available, each financial statement, report, notice or proxy statement sent by the Guarantor to stockholders generally and each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by the Guarantor with or received by the Guarantor in connection therewith from any securities exchange or the SEC or any successor agency.

         (f) Promptly after the furnishing thereof, copies of any statement, report or notice furnished to or any Person pursuant to the terms of any indenture, loan or credit or other similar agreement, other than this Agreement and not otherwise required to be furnished to the Agent pursuant to any other provision of this Section 8.01.

         (g) From time to time such other information regarding the business, affairs or financial condition of the Borrower or any Subsidiary (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as the Required Lenders or the Agent may reasonably request.

         (h) As soon as available and in any event within ten (10) Business Days after the last day of each calendar quarter, a report, in form and substance satisfactory to the

     Agent, setting forth as of the last Business Day of such calendar quarter a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of the Borrower and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value therefor, any new credit support agreements relating thereto not listed on Schedule 7.20, any margin required or supplied under any credit support document, and the counterparty to each such agreement.

The Borrower will furnish to the Agent, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate substantially in the form of Exhibit C hereto executed by a Responsible Officer
(i) certifying as to the matters set forth therein and stating that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail), and (ii) setting forth in reasonable detail the computations necessary to determine whether the Borrower is in compliance with Sections 9.12 and 9.13 as of the end of the respective fiscal quarter or fiscal year.

         Section 8.02 Litigation. The Borrower shall promptly give to the Agent notice of all legal or arbitral proceedings, and of all proceedings before any Governmental Authority affecting the Borrower or any Subsidiary, except proceedings which, if adversely determined, would not have a Material Adverse Effect. The Borrower will, and will cause each of its Subsidiaries to, promptly notify the Agent of any claim, judgment, Lien or other encumbrance affecting any Property of the Borrower or any Subsidiary if the value of the claim, judgment, Lien, or other encumbrance affecting such Property shall exceed $250,000.

         Section 8.03  Maintenance, Etc.

         (a) The Borrower shall and shall cause each Subsidiary to: preserve and maintain its existence and all of its material rights, privileges and franchises; keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities; comply with all Governmental Requirements if failure to comply with such requirements will have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; upon reasonable notice, permit representatives of the Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Agent; and keep, or cause to be kept, insured by financially sound and reputable insurers all Property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such Persons and carry such other insurance as is usually carried by such Persons including, without
     limitation,   environmental   risk  insurance  to  the  extent   reasonably
     available.

         (b) Contemporaneously with the delivery of the financial statements required by Section 8.01(a) to be delivered for each year, the Borrower will furnish or cause to be furnished to the Agent a certificate of insurance coverage from the insurer in form and substance satisfactory to the Agent and, if requested, will furnish the Agent copies of the applicable policies.

         (c) The Borrower will and will cause each Subsidiary to operate its Properties or cause such Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance in all material respects with all Governmental Requirements.

         Section 8.04  Environmental Matters.

         (a) The Borrower will and will cause each Subsidiary to establish and implement such procedures as may be reasonably necessary to continuously determine and assure that any failure of the following does not have a Material Adverse Effect: (i) all Property of the Borrower and its Subsidiaries and the operations conducted thereon and other activities of the Borrower and its Subsidiaries are in compliance with and do not violate the requirements of any Environmental Laws, (ii) no oil, hazardous substances or solid wastes are disposed of or otherwise released on or to any Property owned by any such party except in compliance with Environmental Laws, (iii) no hazardous substance will be released on or to any such Property in a quantity equal to or exceeding that quantity which requires reporting pursuant to Section 103 of CERCLA, and (iv) no oil, oil and gas exploration and production wastes or hazardous substance is released on or to any such Property so as to pose an imminent and substantial endangerment to public health or welfare or the environment.

         (b) The Borrower will promptly notify the Agent in writing of any threatened action, investigation or inquiry by any Governmental Authority of which the Borrower has knowledge in connection with any Environmental Laws, excluding routine testing and corrective action.

         Section 8.05 Further Assurances. The Borrower will cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of the Security Instruments and this Agreement. The Borrower at its expense will promptly execute and deliver to the Agent upon request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of the Borrower in the Security Instruments and this Agreement, or to further evidence and more fully describe the collateral intended as security for the Notes, or to correct any omissions in the Security Instruments, or to state more fully the security obligations set out herein or in any of the Security Instruments, or to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith.

         Section 8.06 Performance of Obligations. The Borrower will pay the Notes according to the reading, tenor and effect thereof; and the Borrower will do and perform every act and discharge all of the obligations to be performed and discharged by it under the Security Instruments and this Agreement, at the time or times and in the manner specified.

         Section 8.07 ERISA Information and Compliance. The Borrower will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Agent with sufficient copies to the Lenders (i) promptly after the filing thereof with the United States Secretary of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other report with respect to each Plan or any trust created thereunder, (ii) immediately upon becoming aware of the occurrence of any ERISA Event or of any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by a Responsible Officer specifying the nature thereof, what action the Borrower, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (iii) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan. With respect to each Plan (other than a Multiemployer Plan), the Borrower will, and will cause each Subsidiary and ERISA Affiliate to, (i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and (ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

         Section 8.08 Replacement of Wachovia Bank of Georgia, N.A.. Borrower will use its best efforts and will cooperate with First Union and the Remarketing Agent to cause the Replacement Letter of Credit to replace the existing letter of credit supporting the Bonds, on March 3, 1997.


                                   ARTICLE IX

                               Negative Covenants

     The Borrower covenants and agrees that, so long as any of the Commitments are in effect and until payment in full of all Indebtedness hereunder, all interest thereon and all other amounts payable by the Borrower hereunder, without the prior written consent of the Majority Lenders:

         Section 9.01  Debt.  Neither the Borrower nor any
Subsidiary will incur, create, assume or suffer to exist any Debt, except:

         (a) the Notes or other Indebtedness arising under the Loan Documents or
     any  guaranty  of  or  suretyship   arrangement  for  the  Notes  or  other
     Indebtedness arising under the Loan Documents;

         (b) Debt of the Borrower existing on the Closing Date which is reflected in the Financial Statements or is disclosed in Schedule 9.01, and any renewals or extensions (but not increases) thereof;

         (c) accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which, if greater than 90 days past the invoice or billing date, are being contested in good faith by appropriate proceedings if reserves adequate under GAAP shall have been established therefor;

         (d) Debt under capital leases (as required to be reported on the financial statements of the Borrower pursuant to GAAP) not to exceed $150,000 outstanding at any one time;

         (e) Debt of the Borrower under Hedging Agreements with First Union or as approved by the Majority Lenders.

         (f) Debt of a Special Purpose Subsidiary which is non recourse to the Borrower or the Guarantor on terms acceptable to the Majority Lenders; and

         (g) other Debt of the Borrower not to exceed $1,000,000 in the aggregate outstanding at any time (excluding Debt owed to Wachovia Bank of Georgia, N.A. under the Letter of Credit and Reimbursement Agreement dated June 25, 1996 between Borrower and Wachovia Bank of Georgia, N.A. pending issuance of the Replacement Letter of Credit).

         Section 9.02 Liens. Neither the Borrower nor any Subsidiary will create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

         (a)  Liens securing the payment of any
     Indebtedness;

         (b)  Excepted Liens;

         (c)  Liens securing leases allowed under Section
     9.01(d) but only on the Property under lease; and

         (d)  Liens disclosed on Schedule 9.02.

         Section 9.03 Investments, Loans and Advances. Neither the Borrower nor any Subsidiary will make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

         (a) investments, loans or advances reflected in the Financial Statements or which are disclosed to the Lenders in Schedule 9.03;

         (b) accounts receivable arising in the ordinary course of business;

         (c) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof;

         (d) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by Standard & Poor's Corporation or Moody's Investors Service, Inc.;

         (e) deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000.00 (as of the date of such Lender's or bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by Standard & Poor's Corporation or Moody's Investors Service, Inc., respectively;

         (f) deposits in money market funds investing exclusively in investments described in Section
     9.03(c), 9.03(d) or 9.03(e);

         (g) other investments, loans or advances not to exceed $500,000 in the aggregate at any time.

         Section 9.04 Dividends, Distributions and Redemptions. The Borrower will not declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its partnership interests now or hereafter outstanding, return any capital to its partners or make any distribution of its assets to its partners, except that the Borrower may make distributions to its partners provided that no Default shall have occurred and be continuing or would result from such distribution.

         Section 9.05 Sales and Leasebacks. Neither the Borrower nor any Subsidiary will enter into any arrangement, directly or indirectly, with any Person whereby the Borrower or any Subsidiary shall sell or transfer any of its Property, whether now owned or hereafter acquired, and whereby the Borrower or any Subsidiary shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which the Borrower or any Subsidiary intends to use for substantially the same purpose or purposes as the Property sold or transferred.

         Section  9.06  Nature  of  Business.   Neither  the  Borrower  nor  any
Subsidiary will allow any material change to be made in the character of its business.

         Section 9.07 Limitation on Leases. Neither the Borrower nor any Subsidiary will create, incur, assume or suffer to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal including capital leases), under leases or lease agreements which would cause the aggregate amount of all payments made by the Borrower and its Subsidiaries pursuant to all such leases or lease agreements to exceed $50,000 in any period of twelve consecutive calendar months during the life of such leases.

         Section 9.08 Mergers, Etc. Neither the Borrower nor any Subsidiary will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or assets to any other Person.

         Section 9.09 Proceeds of Notes. The Borrower will not permit the proceeds of the Notes to be used for any purpose other than those permitted by
Section 7.07. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulation G, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

         Section 9.10 ERISA Compliance. The Borrower will not at any time:

         (a) Engage in, or permit any Subsidiary or ERISA Affiliate to engage in, any transaction in connection with which the Borrower, any Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code;

         (b) Terminate, or permit any Subsidiary or ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any material liability to the Borrower, any Subsidiary or any ERISA Affiliate to the PBGC;

         (c) Fail to make, or permit any Subsidiary or ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Borrower, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto;

         (d) Permit to exist, or allow any Subsidiary or ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of
     Section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan;

         (e) Permit, or allow any Subsidiary or ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by the Borrower, any Subsidiary or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA;

         (f) Contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan;

         (g) Acquire, or permit any Subsidiary or ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Borrower, any Subsidiary or any ERISA Affiliate if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (1) any Multiemployer Plan, or (2) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities;

         (h) Incur, or permit any Subsidiary or ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA;

         (i) Contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability; or

         (j) Amend or permit any Subsidiary or ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Borrower, any Subsidiary or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code.

         Section 9.11 Sale or Discount of Receivables. Neither the Borrower nor any Subsidiary will discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

         Section 9.12 Current  Ratio.  The Borrower will not permit its ratio of
(i) consolidated current assets plus the amount of the unused Aggregate Revolving Credit Commitments to (ii) consolidated current liabilities (excluding current maturities of the Notes) to be less than 1.1 to 1.0 at any time.

         Section 9.13 Debt Service Coverage Ratio. The Borrower will not permit its Debt Service Ratio as of the end of any fiscal quarter of the Borrower (calculated quarterly at the end of each fiscal quarter) to be less than 1.25 to
1.00. For purposes of this Section 9.13, "Debt Service Ratio" shall mean the ratio of (i) EBITDA for the four fiscal quarters ending on such date to (ii) cash payments made for principal and interest on Debt of the Borrower and its Consolidated Subsidiaries other than as permitted under Section 9.01(f) for such four fiscal quarters of the Borrower and its Consolidated Subsidiaries.

         Section 9.14 Sale of Properties. The Borrower will not, and will not permit any Subsidiary to, sell, assign, convey or otherwise transfer any Property except for non Mortgaged Property and which shall not exceed $150,000 in the aggregate in any fiscal year.

         Section 9.15 Environmental Matters. Neither the Borrower nor any Subsidiary will cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any remedial obligations under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations would have a Material Adverse Effect.

         Section 9.16 Transactions with Affiliates. Neither the Borrower nor any Subsidiary will enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate unless such transactions are otherwise permitted under this Agreement, are in the ordinary course of its business and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

         Section 9.17 Subsidiaries. The Borrower shall not, and shall not permit any Subsidiary to, create any additional Subsidiaries or partnerships except for Subsidiaries which are established solely for the purpose of acquiring Properties financed by Debt which is non recourse to the Borrower and the Guarantor ("Special Purpose Subsidiary"). The Borrower shall not and shall not permit any Subsidiary to sell or to issue any stock or ownership interest of a Subsidiary except to the Borrower or Guarantor and except in compliance with
Section 9.03.

         Section 9.18 Negative Pledge Agreements. Neither the Borrower nor any Subsidiary will create, incur, assume or suffer to exist any contract, agreement or understanding (other than this Agreement and the Security Instruments) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property or restricts any Subsidiary from paying dividends to the Borrower, or which requires the consent of or notice to other Persons in connection therewith.

         Section 9.19 Partnership Agreement. The Borrower will not amend or permit to be amended the Partnership Agreement without the prior written consent of the Majority Lenders.

                                    ARTICLE X

                           Events of Default; Remedies

         Section 10.01  Events of Default.  One or more of
the following events shall constitute an "Event of Default":

         (a) the Borrower shall (i) default in the payment or prepayment when due of any principal on any Loan or any reimbursement obligation for a disbursement made under the Letter of Credit, (ii) default, and such default shall continue unremedied for three (3) or more Business Days, in the payment when due of any interest on any Loan or any fees or other amount payable by it under the Loan Documents; or

         (b)  the Borrower, any Subsidiary or Kinder
     Morgan Energy or any of its Subsidiaries shall default in the payment when due of any principal of or interest on any of its other Debt aggregating $1,000,000 or more, or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Debt shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity; provided, however, that no default under Debt owed by Mont Belview Associates which is non-recourse to Kinder Morgan Energy shall constitute an Event of Default under Section 10.01(b); or

         (c) any representation, warranty or certification made or deemed made herein or in any Security Instrument by the Borrower or any Subsidiary or the Guarantor, or any certificate furnished to any Lender or the Agent pursuant to the provisions hereof or any Security Instrument, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

         (d) the Borrower shall default in the performance of any of its obligations under Article IX or any other Article of this Agreement other than under Article VIII; or the Borrower shall default in the performance of any of its obligations under Article VIII or any Security Instrument (other than the payment of amounts due which shall be governed by Section 10.01(a)) and such default shall continue unremedied for a period of thirty
     (30) days after the earlier to occur of (i) notice thereof to the Borrower by the Agent or any Lender (through the Agent), or (ii) the Borrower otherwise becoming aware of such default; or

         (e)  the Borrower shall admit in writing its
     inability to, or be generally unable to, pay its debts as such debts become due; or

         (f) the Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code, or
     (vi) take any partnership action for the purpose of effecting any of the foregoing; or

         (g) a proceeding or case shall be commenced, without the application or consent of the Borrower, in any court of competent jurisdiction, seeking
     (i) its liquida- tion, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower of all or any substantial part of its assets, or (iii) similar relief in respect of the Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or (iv) an order for relief against the Borrower shall be entered in an involuntary case under the Federal
     Bankruptcy Code; or

         (h) a judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by a court against the Borrower or any Subsidiary and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the Borrower or such Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

         (i) the Security Instruments after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms, or cease to create a valid and perfected Lien of the priority required thereby on any of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or the Borrower shall so state in writing; or

         (j) the Letter of Credit becomes the subject matter of any order, judgment, injunction or any other such determination, or if the Borrower or any other Person shall petition or apply for or obtain any order restricting payment by First Union under the Letter of Credit or extending First Union's liability under the Letter of Credit beyond the expiration date stated therein or otherwise agreed to by First Union; or

         (k) the Borrower discontinues its usual business or suffers to exist any material change in its ownership, control or management; or

         (l) Guarantor takes, suffers or permits to exist any of the events or conditions referred to in paragraphs (e), (f), (g) or (h) hereof or if any provision of the Guaranty Agreement shall for any reason cease to be valid and binding on Guarantor or if Guarantor shall so state in writing or the Guarantor shall default on any of its covenants under the Guaranty Agreement; or

         (m) any Subsidiary takes, suffers or permits to exist any of the events or conditions referred to in paragraphs (e), (f), (g) or (h) hereof which results in a Material Adverse Effect; or

         (n) Kinder Morgan, Inc., a Delaware corporation, or Kinder Morgan G.P. shall suffer any change of control or ownership.

         Section 10.02  Remedies.

         (a) In the case of an Event of Default other than one referred to in clauses (e), (f) or (g) of Section 10.01 or in clause (l) to the extent it relates to clauses (e), (f) or (g), the Agent, upon request of the Majority Lenders, shall, by notice to the Borrower, cancel the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

         (b) In the case of the occurrence of an Event of Default referred to in clauses (e), (f) or (g) of Section 10.01 or in clause (l) to the extent it relates to clauses (e), (f) or (g), the Commitments shall be automatically canceled and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

         (c) All proceeds received after maturity of the Notes, whether by acceleration or otherwise shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement and the Security Instruments; second to accrued interest on the Notes; third to fees; fourth pro rata to principal outstanding on the Notes and other Indebtedness; fifth to serve as cash collateral to be held by First Union to secure the LC Maximum Amount; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.


                                   ARTICLE XI

                                    The Agent

         Section 11.01 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the Security Instruments with such powers as are specifically delegated to the Agent by the terms of this Agreement and the Security Instruments, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 11.05 and the first sentence of
Section 11.06 shall include reference to its Affiliates and its and its Affiliates' officers, directors, employees, attorneys, accountants, experts and agents): (i) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of the Loan Documents be a trustee or fiduciary for any Lender; (ii) makes no representation or warranty to any Lender and shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of this Agreement, any Note or any other document referred to or provided for herein or for any failure by the Borrower or any other Person (other than the Agent) to perform any of its obligations hereunder or thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower, its Subsidiaries or any other obligor or guarantor; (iii) except pursuant to Section 11.07 shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (iv) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith including its own ordinary negligence, except for its own gross negligence or willful misconduct. The Agent may employ agents, accountants, attorneys and experts and shall not be responsible for the negligence or misconduct of any such agents, accountants, attorneys or experts selected by it in good faith or any action taken or omitted to be taken in good faith by it in accordance with the advice of such agents, accountants, attorneys or experts. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Agent. The Agent is authorized to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents.

         Section 11.02 Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent.

         Section 11.03 Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on Loans or of fees or failure to reimburse for Letter of Credit drawings) unless the Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Lenders. In the event of a payment Default, the Agent shall give each Lender prompt notice of each such payment Default.

         Section 11.04 Rights as a Lender. With respect to its Commitments and the Loans made by it and its participation in the issuance of the Letter of Credit, First Union (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. First Union (and any successor acting as Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Affiliates) as if it were not acting as the Agent, and First Union and its Affiliates may accept fees and other consideration from the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         Section 11.05 Indemnification. The Lenders agree to indemnify the Agent ratably in accordance with their Percentage Shares for the Indemnity Matters as described in Section 12.03 to the extent not indemnified or reimbursed by the Borrower under Section 12.03, but without limiting the obligations of the Borrower under said Section 12.03 and for any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of: (i) this Agreement, the Security Instruments or any other documents contemplated by or referred to herein or the transactions contemplated hereby, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder or (ii) the enforcement of any of the terms of this Agreement, any Security Instrument or of any such other documents; whether or not any of the foregoing specified in this Section 11.05 arises from the sole or concurrent negligence of the Agent, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent.

         Section 11.06 Non-Reliance on Agent and other Lenders. Each Lender acknowledges and agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its decision to enter into this Agreement, and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement, the Notes, the Security Instruments or any other document referred to or provided for herein or to inspect the properties or books of the Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of the Agent or any of its Affiliates. In this regard, each Lender acknowledges that Vinson & Elkins L.L.P. is acting in this transaction as special counsel to the Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each Lender will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

         Section 11.07 Action by Agent. Except for action or other matters expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall (i) receive written instructions from the Majority Lenders (or all of the Lenders as expressly required by Section 12.04) specifying the action to be taken, and (ii) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action.
 The instructions of the Majority Lenders (or all of the Lenders as expressly required by Section 12.04) and any action taken or failure to act pursuant thereto by the Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, the Agent shall take such action with respect to such Default as shall be directed by the Majority Lenders (or all of the Lenders as required by Section 12.04) in the written instructions (with indemnities) described in this Section 11.07, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Agent be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement and the Security Instruments or applicable law.

         Section 11.08 Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and the Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent. Upon the acceptance of such appointment hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article XI and Section 12.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.


                                   ARTICLE XII

                                  Miscellaneous

         Section 12.01 Waiver. No failure on the part of the Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         Section 12.02 Notices. All notices and other communications provided for herein and in the other Loan Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement or the other Loan Documents) shall be given or made by telex, telecopy, courier or U.S. Mail or in writing and telexed, telecopied, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or in the Loan Documents, except that for notices and other communications to the Agent other than payment of money, the Borrower need only send such notices and communications to the Agent care of the Houston address of First Union Corporation; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement or in the other Loan Documents, all such communications shall be deemed to have been duly given when transmitted, if transmitted before 1:00 p.m. local time on a Business Day (otherwise on the next succeeding Business Day) by telex or telecopier and evidence or confirmation of receipt is obtained, or personally delivered or, in the case of a mailed notice, three (3) Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

         Section 12.03  Payment of Expenses, Indemnities,
etc.  The Borrower agrees:

         (a) whether or not the transactions hereby contemplated are consummated, pay all reasonable expenses of the Agent in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Agent and the Lenders with respect thereto) of, and in connection with the negotiation, syndication, investigation, preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and refinancing, renegotiation or restructuring of, the Loan Documents and any amendment, waiver or consent relating thereto (including, without limitation, travel, photocopy, mailing, courier, telephone and other similar expenses of the Agent, the cost of environmental audits, surveys and appraisals at reasonable intervals, the reasonable fees and disbursements of counsel and other outside consultants for the Agent and, in the case of enforcement, the reasonable fees and disbursements of counsel for the Agent and any of the Lenders); and promptly reimburse the Agent for all amounts expended, advanced or incurred by the Agent or the Lenders to satisfy any obligation of the Borrower under this Agreement or any Security Instrument, including without limitation, all costs and expenses of foreclosure;

         (b) to indemnify the Agent and each Lender and each of their Affiliates and each of their officers, directors, employees, representatives, agents, attorneys, accountants and experts ("Indemnified Parties") from, hold each of them harmless against and promptly upon demand pay or reimburse each of them for, the Indemnity Matters which may be incurred by or asserted against or involve any of them (whether or not any of them is designated a party thereto) as a result of, arising out of or in any way related to (i) any actual or proposed use by the Borrower of the proceeds of any of the Loans or The Letter of Credit, (ii) the execution, delivery and performance of the Loan Documents, (iii) the operations of the business of the Borrower and its Subsidiaries, (iv) the failure of the Borrower or any Subsidiary to comply with the terms of any Security Instrument or this Agreement, or with any Governmental Requirement, (v) any inaccuracy of any representation or any breach of any warranty of the Borrower or any Guarantor set forth in any of the Loan Documents, (vi) the issuance, execution and delivery or transfer of or payment or failure to pay under the Letter of Credit, (vii) the payment of a drawing under the Letter of Credit notwithstanding the non-compliance, non-delivery or other improper presentation of the manually executed draft(s) and certification(s), (viii) any assertion that the Lenders were not entitled to receive the proceeds received pursuant to the Security Instruments or (ix) any other aspect of the Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel and all other expenses incurred in connection with investigating, defending or preparing to defend any such action, suit, proceeding (including any investigations, litigation or inquiries) or claim and including all Indemnity Matters arising by reason of the ordinary negligence of any Indemnified Party, but excluding all

     Indemnity Matters arising solely by reason of claims between the Lenders or any Lender and the Agent or a Lender's shareholders against the Agent or Lender or by reason of the gross negligence or willful misconduct on the part of the Indemnified Party; and

         (c) to indemnify and hold harmless from time to time the Indemnified Party from and against any and all losses, claims, cost recovery actions, administrative orders or proceedings, damages and liabilities to which any such Person may become subject (i) under any Environmental Law applicable to the Borrower or any Subsidiary or any of their Properties, including without limitation, the treatment or disposal of hazardous substances on any of their Properties, (ii) as a result of the breach or non-compliance by the Borrower or any Subsidiary with any Environmental Law applicable to the Borrower or any Subsidiary, (iii) due to past ownership by the Borrower or any Subsidiary of any of their Properties or past activity on any of their Properties which, though lawful and fully permissible at the time, could result in present liability, (iv) the presence, use, release, storage, treatment or disposal of hazardous substances on or at any of the Properties owned or operated by the Borrower or any Subsidiary, or (v) any other environmental, health or safety condition in connection with the Loan Documents, provided, however, no indemnity shall be afforded under this
     Section 12.03(c) in respect of any Property for any occurrence arising from the acts or omissions of the Agent or any Lender during the period after which such Person, its successors or assigns shall have obtained possession of such Property (whether by foreclosure or deed in lieu of foreclosure, as mortgagee-in-possession or otherwise).

         (d) No Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including the maximum potential claims against the Indemnified Party to be indemnified pursuant to this Section 12.03.

         (e) In the case of any indemnification hereunder, the Agent or Lender, as appropriate shall give notice to the Borrower of any such claim or demand being made against the Indemnified Party and the Borrower shall have the non-exclusive right to join in the defense against any such claim or demand provided that if the Borrower provides a defense, the Indemnified Party shall bear its own cost of defense unless there is a conflict between the Borrower and such Indemnified Party.

         (f) The foregoing indemnities shall extend to the Indemnified Parties notwithstanding the sole or concurrent negligence of every kind or character whatsoever, whether active or passive, whether an affirma- tive act or an omission, including without limitation, all types of negligent conduct identified in the restatement (second) of torts of one or more of the Indemnified Parties or by reason of strict liability imposed without fault on any one or more of the Indemnified Parties. To the extent that an Indemnified Party is found to have committed an act of gross negligence or willful misconduct, this contractual obligation of indemnification shall continue but shall only extend to the portion of the claim that is deemed to have occurred by reason of events other than the gross negligence or willful misconduct of the Indemnified Party.

         (g) The Borrower's obligations under this Section 12.03 shall survive any termination of this Agreement and the payment of the Notes and shall continue thereafter in full force and effect.

         (h) The Borrower shall pay any amounts due under this Section 12.03 within thirty (30) days of the receipt by the Borrower of notice of the amount due.

         Section 12.04 Amendments, Etc. Any provision of this Agreement or any Security Instrument may be amended, modified or waived with the Borrower's and the Majority Lenders' prior written consent; provided that (i) no amendment, modification or waiver which extends the final maturity of the Loans, increases the Aggregate Revolving Credit Commitments, forgives the principal amount of any Indebtedness outstanding under this Agreement, releases any guarantor of the Indebtedness or releases all or substantially all of the collateral, reduces the interest rate applicable to the Loans or the fees payable to the Lenders generally, affects Section 2.03(a), this Section 12.04 or Section 12.06(a) or modifies the definition of "Majority Lenders" shall be effective without consent of all Lenders; (ii) no amendment, modification or waiver which increases the Commitment of any Lender shall be effective without the consent of such Lender; and (iii) no amendment, modification or waiver which modifies the rights, duties or obligations of the Agent shall be effective without the consent of the Agent.

         Section 12.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 12.06  Assignments and Participations.

         (a) The Borrower may not assign its rights or obligations hereunder or under the Notes or the Letter of Credit without the prior consent of all of the Lenders and the Agent.

         (b) Any Lender may, upon the written consent of the Agent and, so long as no Event of Default has occurred and is continuing, the Borrower (which consent will not be unreasonably withheld), assign to one or more assignees all or a portion of its rights and obligations under this Agreement pursuant to an Assignment Agreement substantially in the form of Exhibit F (an "Assignment") provided, however, that (i) any such assignment shall be in the amount of the lesser of (y) $5,000,000 or (z) the aggregate rights and obligations of the Lender making such assignment immediately before such assignment and (ii) the assignee or assignor shall pay to the Agent a processing and recordation fee of $2,500 for each assignment]. Any such assignment will become effective upon the execution and delivery to the Agent of the Assignment and the consent of the Agent and the Borrower. Promptly after receipt of an executed Assignment, the Agent shall send to the Borrower a copy of such executed Assignment. Upon receipt of such executed Assignment and approval thereof by Borrower, the Borrower, will, at its own expense, execute and deliver new Notes to the assignor and/or assignee, as appropriate, in accordance with their respective interests as they appear. Upon the effectiveness of any assignment pursuant to this Section 12.06(b), the assignee will become a "Lender," if not already a "Lender," for all purposes of this Agreement and the Security Instruments. The assignor shall be relieved of its obligations hereunder to the extent of such assignment (and if the assigning Lender no longer holds any rights or obligations under this Agreement, such assigning Lender shall cease to be a "Lender" hereunder except that its rights under Sections 4.06, 5.01, 5.05 and 12.03 shall not be affected). The Agent will prepare on the last Business Day of each month during which an assignment has become effective pursuant to this
     Section 12.06(b), a new Annex I giving effect to all such assignments effected during such month, and will promptly provide the same to the Borrower and each of the Lenders.

         (c) Each Lender may transfer, grant or assign participations in all or any part of such Lender's interests hereunder pursuant to this Section 12.06(c) to any Person, provided that: (i) such Lender shall remain a "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a "Lender" hereunder; and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of any of the Loan Documents except to the extent such amendment or waiver would (x) forgive any principal owing on any Indebtedness or extend the final maturity of the Loans, (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or fees applicable to any of the Commitments or Loans or the Letter of Credit in which such participant is participating, or postpone the payment of any thereof, or (z) release any guarantor of the Indebtedness or release all or substantially all of the collateral (except as provided in the Loan Documents) supporting any of the Commitments or Loans or the Letter of Credit in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the Security Instruments (the participant's rights against the granting Lender in respect of such participation to be those set forth in the agreement with such Lender creating such participation), and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided that such participant shall be entitled to receive additional amounts under Article V on the same basis as if it were a Lender and be indemnified under Section 12.03 as if it were a Lender. In addition, each agreement creating any participation must include an agreement by the participant to be bound by the provisions of Section 12.15.

         (d) The Lenders may furnish any information concerning the Borrower in the possession of the Lenders from time to time to assignees and participants (including prospective assignees and participants); provided that, such Persons agree to be bound by the provisions of Section 12.15 hereof.

         (e) Notwithstanding anything in this Section 12.06 to the contrary, any Lender may assign and pledge its Notes to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or such Federal Reserve Bank. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

         (f) Notwithstanding any other provisions of this Section 12.06, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any state.

         Section 12.07 Invalidity. In the event that any one or more of the provisions contained in any of the Loan Documents or the Letter of Credit, shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any Security Instrument.

         Section 12.08 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 12.09 References. The words "herein," "hereof," "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection. Any reference herein to a Section shall be deemed to refer to the applicable Section of this Agreement unless otherwise stated herein. Any reference herein to an exhibit or schedule shall be deemed to refer to the applicable exhibit or schedule attached hereto unless otherwise stated herein.

         Section 12.10 Survival. The obligations of the parties under Section 4.06, Article V, and Sections 11.05 and 12.03 shall survive the repayment of the Loans and the termination of the Commitments. To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Agent's and the Lenders' Liens, security interests, rights, powers and remedies under this Agreement and each Security Instrument shall continue in full force and effect. In such event, each Security Instrument shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Agent and the Lenders to effect such reinstatement.

         Section 12.11 Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

         Section 12.12 No Oral Agreements. The Loan Documents embody the entire agreement and understanding between the parties and supersede all other agreements and understandings between such parties relating to the subject matter hereof and thereof. The Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. there are no unwritten oral agreements between the parties.

         Section 12.13 Governing Law; Submission to Jurisdiction.

         (a)  This Agreement and the Notes shall be
     governed by, and construed in accordance with, the laws of the state of Texas except to the extent that United States federal law permits any Lender to charge interest at the rate allowed by the laws of the state where such Lender is located. Tex. Rev.
     Civ. Stat. Ann. Art. 5069, Ch. 15 (which regulates certain revolving credit loan accounts and revolving tri-party accounts) shall not apply to this Agreement or the notes.

         (b) any legal action or proceeding with respect to the Loan Documents shall be brought in the courts of the state of Texas or of the United States of America for the Southern District of Texas, and, by execution and delivery of this Agreement, the Borrower hereby accepts for itself and (to the extent permitted by law) in respect of its Property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. This submission to jurisdiction is non-exclusive and does not preclude the Agent or any Lender from obtaining jurisdiction over the Borrower in any court otherwise having jurisdiction.

         (c) The Borrower irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its said address, such service to become effective thirty (30) days after such mailing.

         (d) Nothing herein shall affect the right of the Agent or any Lender or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

         (e) Each of the Borrower and each lender hereby (i) irrevocably waive, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such litigation any special, exemplary, punitive or consequential damages, or damages other than, or in addition to, actual damages; (ii) certify that no party hereto nor any representative or agent of counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waivers, and (iii) acknowledge that it has been induced to enter into this Agreement, the Security Instruments and the transactions contemplated hereby and thereby by, among other things, the mutual waivers and certifications contained in this
     Section 12.13.

         Section 12.14 Interest. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.14 and
(ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.14. To the extent that Article 5069-1.04 of the Texas Revised

Civil Statutes is relevant for the purpose of determining the Highest Lawful Rate, such Lender elects to determine the applicable rate ceiling under such Article by the indicated weekly rate ceiling from time to time in effect.

         Section 12.15 Confidentiality. In the event that the Borrower provides to the Agent or the Lenders written confidential information belonging to the Borrower, if the Borrower shall denominate such information in writing as "confidential", the Agent and the Lenders shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without the Agent or the Lenders breaching their obligation of confidence to the Borrower, (iii) are previously known by the Agent or the Lenders from some source other than the Borrower, (iv) are hereafter developed by the Agent or the Lenders without using the Borrower's information, (v) are hereafter obtained by or available to the Agent or the Lenders from a third party who owes no obligation of confidence to the Borrower with respect to such information or through any other means other than through disclosure by the Borrower, (vi) are disclosed with the Borrower's consent, (vii) must be disclosed either pursuant to any Governmental Requirement or to Persons regulating the activities of the Agent or the Lenders, or (viii) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration or governmental proceeding. Further, the Agent or a Lender may disclose any such information to any other Lender, any independent petroleum engineers or consultants, any independent certified public accountants, any legal counsel employed by such Person in connection with this Agreement or any Security Instrument, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Loans; provided, however, that the Agent or the Lenders shall receive a confidentiality agreement from the Person to whom such information is disclosed such that said Person shall have the same obligation to maintain the confidentiality of such information as is imposed upon the Agent or the Lenders hereunder.

         Section 12.16  Effectiveness.  This Agreement
shall be effective on the Closing Date (the "Effective
Date").

         Section 12.17 Exculpation Provisions. Each of the parties hereto specifically agrees that it has a duty to read this Agreement and the Security Instruments and agrees that it is charged with notice and knowledge of the terms of this Agreement and the Security Instruments; that it has in fact read this Agreement and is fully informed and has full notice and knowledge of the terms, conditions and effects of this Agreement; that it has been represented by independent legal counsel of its choice throughout the negotiations preceding its execution of this Agreement and the Security Instruments; and has received the advice of its attorney in entering into this Agreement and the Security Instruments; and that it recognizes that certain of the terms of this Agreement and the Security Instruments result in one party assuming the liability inherent in some aspects of the transaction and relieving the other party of its responsibility for such liability. each party hereto agrees and covenants that it will not contest the validity or enforceability of any exculpatory provision of this Agreement and the Security Instruments on the basis that the party had no notice or knowledge of such provision or that the provision is not "conspicuous."

         The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:              KINDER MORGAN OPERATING L.P.
                       "B" (formerly known as Enron
                       Transportation Services, L.P.)

                                By: Kinder Morgan G.P., Inc.
                                    its General Partner




                                      By:________________________
                                      Name:  Thomas B. King
                                      Title:    President

                        Address for Notices:

                                1301 McKinney Street
                                Suite 3450
                                Houston, Texas  77010

                                Telecopier No.: (713)844-9570
                                Telephone No.: (713)844-9500
                                Attention:  Richard D.Kinder

                                Chief Executive Office and Principal Place of Business:

                                1301 McKinney Street
                                Suite 3450
                                Houston, Texas  77010

LENDER AND AGENT:          FIRST UNION NATIONAL BANK OF
                           NORTH CAROLINA



                           By:_____________________________
                           Name:    Michael J. Kolosowsky
                           Title:    Vice President

                           First Union National Bank of North Carolina
                           301 South College Street, TW-10
                           Charlotte, North Carolina 28288-0608

                           Telecopier No.: (704) 383-0288
                           Telephone No.: (704) 383-0281
                           Attention:     Syndication Agency Services

                           With copy to:

                           First Union Corporation of North Carolina
                           1001 Fannin, Suite 2255
                           Houston, Texas  77002

                           Telecopier No.: (713) 650-6354
                           Telephone No.: (713) 650-3716
                           Attention:    Paul N. Riddle

LENDERS:                   ________________________________

                           By: ____________________________


                           Lending Office for Base Rate
Loans:

                           ________________________________
                           ________________________________
                           ________________________________

                           Lending Office for LIBOR Loans:

                           ________________________________
                           ________________________________
                           ________________________________

                           Address for Notices:

                           ________________________________
                           ________________________________
                           ________________________________

                           Telecopier No.:  _______________
                           Telephone No.:   _______________
                           Attention: _____________________

                           [With copy to:]

                        EXHIBIT A-1

               FORM OF REVOLVING CREDIT NOTE


$_____________________________   ___________________, 199__


     FOR VALUE RECEIVED, KINDER MORGAN OPERATING L.P. "B", a Delaware limited partnership (the "Borrower"), hereby promises to pay to the order of ______________________________ (the "Lender"), at the Principal Office of FIRST UNION NATIONAL BANK OF NORTH CAROLINA, (the "Agent"), at 301 South Tryon Street, Charlotte, North Carolina 28288, the principal sum of _____________ Dollars ($____________) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

     The date, amount, Type, interest rate, Interest Period and maturity of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Revolving Credit Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender.

     This Revolving Credit Note is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of ________________, 1997 among the Borrower, the Lenders which are or become parties thereto (including the Lender) and the Agent, and evidences Loans made by the Lender thereunder (such Credit Agreement as the same may be amended or supplemented from time to time, the "Credit Agreement"). Capitalized terms used in this Revolving Credit Note have the respective meanings assigned to them in the Credit Agreement.

     This Revolving Credit Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the Security Instruments. The Credit Agreement provides for the acceleration of the maturity of this Revolving Credit Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Revolving Credit Note.

                                      A-1-1

     THIS REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
TEXAS.

                           KINDER MORGAN OPERATING L.P. "B"

                           By:  Kinder Morgan G.P., Inc.,
                                its General Partner


                                By:
                                Name:
                                Title:


                                      A-1-2

                                   EXHIBIT A-2

                              REPLACEMENT TERM NOTE


$23,700,000                               February 14, 1997


     FOR VALUE RECEIVED, Kinder Morgan Operating L.P. "B" (formerly known as Enron Transportation Services, L.P., a Delaware limited partnership (the "Borrower"), hereby promises to pay to the order of First Union National Bank of North Carolina ("First Union"), at its principal office in Charlotte, North Carolina, the principal amount of the lesser of (a) $23,700,000 or (b) the aggregate unpaid principal amount of all Advances (as defined in that certain Credit Agreement dated as of February 14, 1997 among the Borrower, First Union and the lenders party thereto (the "Credit Agreement")), with the principal amount of each Advance payable on the Stated Expiration Date (as defined in the Credit Agreement) (or such earlier date as may be required by Section 10.02 of the Credit Agreement), together with interest from the date hereof to, and after, maturity on the principal hereof from time to time unpaid, payable quarterly in arrears on each principal payment date at a rate equal to the Base Rate (as defined in the Credit Agreement) plus .5% per annum; provided, that in the event that payment of any principal installment is not timely made, the outstanding principal balance hereunder shall bear interest until paid in full at the Post-Default Rate (as defined in the Credit Agreement) per annum payable monthly in arrears on the first Business Day (as defined in the Credit Agreement) of each month. All payments to First Union hereunder shall be made without set-off, counterclaim or deduction of any kind in lawful currency of the United States and in immediately available funds at First Union's principal office as aforesaid, Attention: Letters of Credit. Payments falling due on a day which is not a Business Day shall be made on the next occurring Business Day.

     First Union is authorized to endorse the date and amount of each Advance, the amount of each payment of principal made by the Borrower with respect thereto on the schedule annexed hereto and made a part hereof, or a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.

        ALL SUMS paid hereon shall be applied first to the satisfaction of accrued interest and the balance to the unpaid principal.

        THIS  NOTE  is the  Replacement  Term  Note  referred  to in the  Credit
Agreement, and is subject to, and is executed in accordance with all of the terms, conditions and provisions thereof, including those respecting prepayment or acceleration and is further subject

                                      A-2-1
to all of the terms, conditions and provisions of the Credit Agreement.

        The Borrower and any and each other Person liable for the payment or collection of this Note expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of property at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regard- less of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any lien at any time had or existing as security for any amount called for hereunder.

        THIS NOTE is a contract made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Texas.

     IN WITNESS WHEREOF, the Borrower has executed and delivered this Term Note as of the 14th day of February, 1997.


                           KINDER MORGAN OPERATING L.P. "B"


                           By:  Kinder Morgan G.P., Inc.,
                                its General Partner


                                By:________________________
                                Name:
                                Title:



                                      A-2-2

                                    EXHIBIT B

  FORM OF BORROWING, CONTINUATION AND CONVERSION REQUEST


               _____________________, 199__

     KINDER MORGAN OPERATING L.P. "B", a Delaware limited partnership (the "Borrower"), pursuant to the Credit Agreement dated as of ___________________, 1997 (together with all amendments or supplements thereto, the "Credit Agreement") among the Borrower, FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Agent for the lenders (the "Lenders") which are or become parties thereto, and such Lenders, hereby makes the requests indicated below (unless otherwise defined herein, capitalized terms are defined in the Credit Agreement):

     1.  Revolving Credit Loans:

     (a) Aggregate amount of new Revolving Credit Loans to be $__________________;

     (b) Requested funding date is _________________, 199__;

     (c) $_____________________ of such borrowings are to
         be LIBOR Loans;

         $_____________________ of such borrowings are to
         be Base Rate Loans; and

     (d) Length of Interest Period for LIBOR Loans is:

         -------------------------.

     2. LIBOR Loan Continuation for LIBOR Loans maturing on __________________:

     (a) Aggregate amount to be continued as LIBOR Loans is $____________________;

     (b) Aggregate amount to be converted to Base Rate
         Loans is $__________________;

     (c) Length of Interest Period for continued LIBOR
         Loans is ___________________.

     3.  Conversion of Outstanding Base Rate Loans to
         LIBOR Loans:

         Convert $__________________ of the outstanding Base Rate Loans to LIBOR
         Loans    on    _____________     with    an    Interest    Period    of
         ______________________.

     4.  Conversion of outstanding LIBOR Loans to Base
         Rate Loans:

         Convert   $__________________  of  the  outstanding  LIBOR  Loans  with
         Interest Period maturing on ______________________, 199_, to Base Rate Loans.

     The undersigned certifies that he is the _____________________ of the General Partner of the Borrower, and that as such he is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that the Borrower is entitled to receive the requested borrowing, continuation or conversion under the terms and conditions of the Credit Agreement.

                           KINDER MORGAN OPERATING L.P. "B"

                           By:  Kinder Morgan G.P., Inc.,
                                its General Partner




By:__________________________
                                Name:
                                Title:

                                    EXHIBIT C

              FORM OF COMPLIANCE CERTIFICATE


     The undersigned hereby certifies that he is the ________________ of KINDER MORGAN G.P., INC., a Delaware corporation, general partner of KINDER MORGAN OPERATING L.P. "B", a Delaware limited partnership (the "Borrower"), and that as such he is authorized to execute this certificate on behalf of the Borrower. With reference to the Credit Agreement dated as of ______________, 1997 (together with all amendments or supplements thereto being the "Agreement") among the Borrower, FIRST UNION NATIONAL BANK OF NORTH CAROLINA , as Agent for the lenders (the "Lenders") which are or become a party thereto, and such Lenders, the undersigned represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

         (a) The  representations  and  warranties of the Borrower  contained in
     Article VII of the Agreement and in the Security Instruments and otherwise made in writing by or on behalf of the Borrower pursuant to the Agreement and the Security Instruments were true and correct when made, and are repeated at and as of the time of delivery hereof and are true and correct at and as of the time of delivery hereof, except to the extent such representations and warranties are expressly limited to an earlier date or the Majority Lenders have expressly consented in writing to the contrary.

         (b) The Borrower has performed and complied with all agreements and conditions contained in the Agreement and in the Security Instruments required to be performed or complied with by it prior to or at the time of delivery hereof.

         (c) Since __________________, no change has occurred, either in any case or in the aggregate, in the condition, financial or otherwise, of the Borrower or any Subsidiary which would have a Material Adverse Effect.

         (d) There exists, and, after giving effect to the loan or loans with respect to which this certificate is being delivered, will exist, no Default under the Agreement or any event or circumstance which constitutes, or with notice or lapse of time (or both) would constitute, an event of default under any loan or credit agreement, indenture, deed of trust, security agreement or other agreement or instrument evidencing or pertaining to any Debt of the Borrower or any Subsidiary, or under any material agreement or instrument to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary is bound.

         (e)  Attached  hereto  are  the  detailed  computations   necessary  to
     determine whether the Borrower is in compliance with Sections 9.12 and 9.13 as of the end of the [fiscal quarter][fiscal year] ending
                            .

     EXECUTED AND DELIVERED this ____ day of ______________, 19___.

                           KINDER MORGAN OPERATING L.P. "B"

                           By:  Kinder Morgan G.P., Inc.,
                                its General Partner



                                By:
                                Name:
                                Title:

                            EXHIBIT D - NONE INCLUDED

                                    EXHIBIT E

                          LIST OF SECURITY INSTRUMENTS

1.   Guaranty Agreement from Kinder Morgan Energy
     Partners, L.P. ("Guarantor")

2. First Amendment to Mortgage and Security Agreement with Assignment of Rents (Illinois) between the Borrower and the Agent

3.   Financing Statement Amendments and Financing
     Statement Assignments executed by the Borrower and the Agent with respect to item 2 above

4.   First Amendment to Mortgage, Security Agreement and
     Financing Statement (Wyoming) between the Borrower and the Agent

5.   Financing Statement Amendments and Financing
     Statement Assignments executed by the Borrower and the Agent with respect to item 4 above

6. Security Agreement covering partnership interests from the Guarantor

7. Instruction letter and Confirmation of Registration executed by the Guarantor in connection with item 6 above

8. Financing Statement executed by the Borrower with respect to item 6 above

9. Security Agreement covering accounts, equipment, inventory and general intangibles from the Borrower

10. Financing Statement executed by the Borrower with respect to item 9 above

                                    EXHIBIT F

                                     FORM OF

                              ASSIGNMENT AGREEMENT

     THIS ASSIGNMENT AGREEMENT ("Agreement") dated as of ________________, 199__
is   between:    _________________________________    (the    "Assignor")    and
__________________________ (the "Assignee").

                                    RECITALS

     A. The Assignor is a party to the Credit Agreement dated as of ___________, 1997 (as amended and supplemented and in effect from time to time, the "Credit Agreement") among KINDER MORGAN OPERATING L.P. "B", a Delaware limited partnership (the "Borrower"), each of the lenders that is or becomes a party thereto as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender", and collectively, together with their successors and assigns, the "Lenders"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, in its individual capacity, ("First Union") and as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

     B. The Assignor proposes to sell, assign and transfer to the Assignee, and the Assignee proposes to purchase and assume from the Assignor, [all][a portion] of the Assignor's Revolving Credit Commitment, outstanding Loans and its Percentage Share of the outstanding LC Commitment, all on the terms and conditions of this Agreement.

     C. In consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                  Definitions.

     Section 1.01 Definitions. All capitalized terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

     Section 1.02 Other Definitions. As used herein, the following terms have the following respective meanings:

         "Assigned Interest" shall mean all of Assignor's (in its capacity as a "Lender") rights and obligations (i) under the Credit Agreement and the other Security Instruments in respect of the Revolving Credit Commitment of the Assignor in the
     principal amount equal to $____________________, including, without limitation, any obligation to participate pro rata in any LC Commitment and
     (ii) to make Loans under the Revolving Credit Commitment and any right to receive payments for the Loans outstanding under the Revolving Credit Commitment assigned hereby of $__________________ (the "Loan Balance"), plus the interest and fees which will accrue from and after the Assignment Date.

         "Assignment Date" shall mean
_____________________, 199___.


                                   ARTICLE II

                              Sale and Assignment.

     Section 2.01 Sale and Assignment. On the terms and conditions set forth herein, effective on and as of the Assignment Date, the Assignor hereby sells, assigns and transfers to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, all of the right, title and interest of the Assignor in and to, and all of the obligations of the Assignor in respect of, the Assigned Interest. Such sale, assignment and transfer is without recourse and, except as expressly provided in this Agreement, without representation or warranty.

     Section 2.02 Assumption of Obligations. The Assignee agrees with the Assignor (for the express benefit of the Assignor and the Borrower) that the Assignee will, from and after the Assignment Date, perform all of the obligations of the Assignor in respect of the Assigned Interest. From and after the Assignment Date: (a) the Assignor shall be released from the Assignor's obligations in respect of the Assigned Interest, and (b) the Assignee shall be entitled to all of the Assignor's rights, powers and privileges under the Credit Agreement and the other Security Instruments in respect of the Assigned Interest.

     Section 2.03 Consent by Agent. By executing this Agreement as provided below, in accordance with Section 12.06(b) of the Credit Agreement, the Agent hereby acknowledges notice of the transactions contemplated by this Agreement and consents to such transactions.

     Section 2.04 Consent by Borrower. By executing this Agreement as provided below, in accordance with Section 12.06(b) of the Credit Agreement, the Borrower hereby acknowledges notice of the transactions contemplated by this Agreement and consents to such transactions.

                                   ARTICLE III

                                    Payments.

     Section 3.01 Payments. As consideration for the sale, assignment and transfer contemplated by Section 2.01 hereof, the Assignee shall, on the Assignment Date, assume Assignor's obligations in respect of the Assigned Interest and pay to the Assignor an amount equal to the Loan Balance, if any. An amount equal to all accrued and unpaid interest and fees shall be paid to the Assignor as provided in Section 3.02 (iii) below. Except as otherwise provided in this Agreement, all payments hereunder shall be made in Dollars and in immediately available funds, without setoff, deduction or counterclaim.

     Section 3.02 Allocation of Payments. The Assignor and the Assignee agree that (i) the Assignor shall be entitled to any payments of principal with respect to the Assigned Interest made prior to the Assignment Date, together with any interest and fees with respect to the Assigned Interest accrued prior to the Assignment Date, (ii) the Assignee shall be entitled to any payments of principal with respect to the Assigned Interest made from and after the Assignment Date, together with any and all interest and fees with respect to the Assigned Interest accruing from and after the Assignment Date, and (iii) the Agent is authorized and instructed to allocate payments received by it for account of the Assignor and the Assignee as provided in the foregoing clauses. Each party hereto agrees that it will hold any interest, fees or other amounts that it may receive to which the other party hereto shall be entitled pursuant to the preceding sentence for account of such other party and pay, in like money and funds, any such amounts that it may receive to such other party promptly upon receipt.

     Section 3.03 Delivery of Notes. Promptly following the receipt by the Assignor of the consideration required to be paid under Section 3.01 hereof, the Assignor shall, in the manner contemplated by Section 12.06(b) of the Credit Agreement, (i) deliver to the Agent (or its counsel) the Notes held by the Assignor and (ii) notify the Agent to request that the Borrower execute and deliver new Notes to the Assignor, if Assignor continues to be a Lender, and the Assignee, dated the date of this Agreement in respective principal amounts equal to the respective Revolving Credit Commitment of the Assignor (if appropriate) and the Assignee after giving effect to the sale, assignment and transfer contemplated hereby.

     Section 3.04 Further Assurances. The Assignor and the Assignee hereby agree to execute and deliver such other instruments, and take such other actions, as either party may reasonably request in connection with the transactions contemplated by this Agreement.

                                   ARTICLE IV

                              Conditions Precedent.

     Section  4.01  Conditions   Precedent.   The  effectiveness  of  the  sale,
assignment and transfer contemplated hereby is subject to the satisfaction of each of the following conditions precedent:

         (a)    the execution and delivery of this
     Agreement by the Assignor and the Assignee;

         (b) the receipt by the Assignor of the payment required to be made by the Assignee under
     Section 3.01 hereof;

         (c)    the acknowledgment and consent by the
     Agent contemplated by Section 2.03 hereof; and

         (d)    the acknowledgment and consent by the
     Agent contemplated by Section 2.03 hereof.


                                    ARTICLE V

              Representations and Warranties.

     Section 5.01 Representations and Warranties of the Assignor. The Assignor represents and warrants to the Assignee as follows:

         (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

         (b) the execution, delivery and compliance with the terms hereof by Assignor and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

         (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against it in accordance with its terms;

         (d) all approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained;

         (e) the Assignor has good title to, and is the sole legal and beneficial owner of, the Assigned Interest, free and clear of all Liens, claims, participations or other charges of any nature whatsoever; and

         (f) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignor.

     Section 5.02 Disclaimer. Except as expressly provided in Section 5.01 hereof, the Assignor does not make any representation or warranty, nor shall it have any responsibility to the Assignee, with respect to the accuracy of any recitals, statements, representations or warranties contained in the Credit Agreement or in any certificate or other document referred to or provided for in, or received by any Lender under, the Credit Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of the Credit Agreement, the Notes or any other document referred to or provided for therein or for any failure by the Borrower or any other Person (other than Assignor) to perform any of its obligations thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower or the Subsidiaries or any other obligor or guarantor, or any other matter relating to the Credit Agreement or any other Security Instrument or any extension of credit thereunder.

     Section 5.03 Representations and Warranties of the Assignee. The Assignee represents and warrants to the Assignor as follows:

         (a) it has all requisite power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill its obligations under, and consummate the transactions contemplated by, this Agreement;

         (b) the execution, delivery and compliance with the terms hereof by Assignee and the delivery of all instruments required to be delivered by it hereunder do not and will not violate any Governmental Requirement applicable to it;

         (c) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms;

         (d) all approvals and authorizations of, all filings with and all actions by any Governmental Authority necessary for the validity or enforceability of its obligations under this Agreement have been obtained;

         (e) the Assignee has fully reviewed the terms of the Credit Agreement and the other Security Instruments and has independently and without reliance upon the Assignor, and based on such information as the Assignee has deemed appropriate, made its own credit analysis and decision to enter into this Agreement;

         (f) the Assignee hereby affirms that the  representations  contained in
     Section 4.06(d)[(i)][ii)] of the Credit Agreement are true and accurate as to it [IF (ii) IS SELECTED ADD: and, the Assignee has contemporaneously herewith delivered to the Agent and the Borrower such certifications as are required thereby to avoid the withholding taxes referred to in Section 4.06]; and

         (g) the transactions contemplated by this Agreement are commercial banking transactions entered into in the ordinary course of the banking business of the Assignee.


                                   ARTICLE VI

                                 Miscellaneous.

     Section 6.01 Notices. All notices and other communications provided for herein (including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) to the intended recipient at its "Address for Notices" specified below its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice to the other party.

     Section 6.02 Amendment, Modification or Waiver. No provision of this Agreement may be amended, modified or waived except by an instrument in writing signed by the Assignor and the Assignee, and consented to by the Agent and Borrower.

     Section 6.03 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The representations and warranties made herein by the Assignee are also made for the benefit of the Agent and the Borrower, and the Assignee agrees that the Agent and the Borrower are entitled to rely upon such representations and warranties.

     Section 6.04 Assignments. Neither party hereto may assign any of its rights or obligations hereunder except in accordance with the terms of the Credit Agreement.

     Section 6.05 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     Section 6.06 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be identical and all of which, taken together, shall constitute one and the same instrument, and each of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 6.07 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Texas.

     Section 6.08 Expenses. To the extent not paid by the Borrower pursuant to the terms of the Credit Agreement, each party hereto shall bear its own expenses in connection with the execution, delivery and performance of this Agreement.

     Section 6.09 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed and delivered as of the date first above written.

                              ASSIGNOR




                                       By:
                                      Name:
                                     Title:

                              Address for Notices:






                              Telecopier No.:
                              Telephone No.:
                              Attention:

                              ASSIGNEE




                                       By:
                                      Name:
                                     Title:

                              Address for Notices:





                              Telecopier No.:
                Attention:    Telephone No.:


ACKNOWLEDGED AND CONSENTED TO:

                              ,
as Agent



By:
Name:
Title:


KINDER MORGAN OPERATING L.P. "B"

By:  Kinder Morgan G.P., Inc.
         its General Partner


     By:
     Name:
     Title:

                                   EXHIBIT G-1

          [FORM OF REPLACEMENT LETTER OF CREDIT]

                          IRREVOCABLE LETTER OF CREDIT

                       _______, 1997



Bank One, Texas, National Association
910 Travis, 6th Floor
Houston, Texas 77002

Attention: Corporate Trust Department

         Re:    Irrevocable Letter of Credit No. S113181

Ladies and Gentlemen:

     At the request and for the account of Kinder Morgan Operating L.P. "B" (formerly known as Enron Transportation Services, L.P.), a Delaware limited partnership (the "Company"), we hereby establish this Irrevocable Letter of Credit in your favor, as Trustee under the Indenture of Trust dated as of April 1, 1994 (as amended or supplemented from time to time, the "Trust Indenture"), by and between Jackson-Union Counties Regional Port District, a political subdivision, a body politic and a municipal corporation duly organized and validly existing under the laws of the State of Illinois (the "Issuer"), and you, pursuant to which the Issuer has issued $23,700,000 in aggregate original principal amount of the Issuer's Port Facility Refunding Revenue Bonds (Enron Transportation Services, L.P. Project) Series 1994 (the "Bonds"), in the stated amount of $24,128,548.00 (hereinafter, as reduced and reinstated from time to time in accordance with the provisions hereof, the "Stated Amount"), of which an amount not exceeding $23,700,000.00 (as reduced and reinstated from time to time in accordance with the terms hereof, the "Principal Component") may be drawn upon with respect to payment of the unpaid principal of, or the portion of the purchase price corresponding to principal of, the Bonds, and an amount not exceeding $428,548.00 (as reduced and reinstated from time to time in accordance with the terms hereof, the "Interest Component") may be drawn upon with respect to payment of interest on, or the portion of the purchase price corresponding to interest on, the Bonds, on or prior to the stated maturity thereof, effective March 3, 1997, and expiring at our office in Charlotte, North Carolina at 5:00 p.m. (Charlotte, North Carolina time) on March 15, 1998 (the "Stated Expiration Date") unless terminated earlier or extended in accordance with the provisions hereof. Notwithstanding that this Letter of Credit is stated to expire on March 15, 1998 (subject to earlier termination), if the Company and the Trustee do not receive a written notice (a "Notice of Non-Extension") from the Bank to the effect that this Letter of Credit will not be extended beyond the Stated Expiration Date then

                                      G-1-1
in effect, the term of this Letter of Credit will be automatically extended for successive additional periods of one calendar month each until the earlier of
(i) the first day of the thirteenth month following receipt by the Company and the Trustee of Notice of Non-Extension from the Bank and (ii) the Termination Date (as hereinafter defined).

     Funds under this Letter of Credit will be made available to you, or to such other person as shall be designated by you, against receipt by us of the following items at the time required below.

         (A) if a drawing is being made with respect to the payment of the portion of the purchase price corresponding to the principal of the Bonds to be purchased from the holder thereof pursuant to Section 4.01, 4.02, 4.03, 4.04 or
4.05 of the Trust Indenture (an "A Drawing"), receipt by us of your written certificate in the form of Annex A attached hereto appropriately completed and signed by an Authorized Officer (as hereinafter defined),

         (B) if a drawing is being made with respect to the payment of principal of the Bonds, whether at maturity or upon redemption or acceleration (a "B Drawing"), receipt by us of your written certificate in the form of Annex B attached hereto appropriately completed and signed by an Authorized Officer,

         (C) if a drawing is being made with respect to the payment of interest on the Bonds (other than the portion of the purchase price corresponding to interest on the Bonds) pursuant to the Trust Indenture (a "C Drawing"), receipt by us of your written certificate in the form of Annex C attached hereto appropriately completed and signed by an Authorized Officer, and

         (D) if a drawing is being made with respect to the payment of the portion of the purchase price corresponding to interest on the Bonds to be purchased from the holder thereof pursuant to Section 4.01, 4.02, 4.03, 4.04 or
4.05 of the Trust Indenture (a "D Drawing"), receipt by us of your written certificate in the form of Annex D attached hereto appropriately completed and signed by an Authorized Officer.

Such certificate or certificates shall be presented at our office located at 301 South Tryon Street, M7, Charlotte, North Carolina 28288-0742, Attention: Letters of Credit, or by facsimile transmission to the following number: (704) 383-6984 (to be promptly confirmed by telephone at the following number: (704) 374-3091 and by delivery thereafter of the original executed certificate or certificates. The facsimile and telephone numbers specified immediately above may be changed by written notice from us to you.

     Demands for payment under this Letter of Credit may be made by you, or such other person as shall be designated by you, at any time during our business hours at our aforesaid address on a Business Day (as hereinafter defined). If demand for payment is made by you, or such other person designated by you, at or prior to 11:30 a.m. (Charlotte, North Carolina time) on a Business Day; and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to the Paying Agent, as defined below, by wire transfer of the amount demanded, in same day funds, not later than 2:00 p.m. (Charlotte, North Carolina time) on the same Business Day or

                                      G-1-2
such later Business Day as may be specified in the demand. If demand for payment is made by you, or such other person designated by you, after 11:30 a.m. (Charlotte, North Carolina time) on a Business Day; and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to the Paying Agent by wire transfer of the amount demanded, in same day funds, not later than 9:00 a.m. (Charlotte, North Carolina time) on the next succeeding Business Day or such later Business Day as may be specified in the demand. All payments hereunder will be made with our own funds.

     Demands for payment hereunder honored by us shall not exceed the Stated Amount, as the Stated Amount may have been reinstated by us as provided in the second succeeding paragraph. Subject to the preceding sentence, each A Drawing and each B Drawing honored hereunder shall pro tanto reduce the Principal Component and each C Drawing and each D Drawing honored hereunder shall pro tanto reduce the Interest Component. Any such reduction in accordance with the preceding sentence shall result in a corresponding reduction in the Stated Amount, it being understood that after the effectiveness of any such reduction you shall no longer have any right to make a drawing hereunder in respect of the amount of such principal of and/or interest on the Bonds or the purchase price of the Bonds corresponding thereto.

     Upon receipt by us of a Notice of Termination in the form attached hereto as Annex E signed on your behalf by an Authorized Officer and appropriately completed, this Letter of Credit shall be terminated.

     Following any A Drawing, when (i) we have been reimbursed in an amount equal to such A Drawing plus interest accrued on the unpaid amount of such A Drawing to the date of payment, or (ii) we have received a notice from you or the Paying Agent in the form of Annex G attached hereto appropriately completed and signed by an Authorized Officer, the Stated Amount and the Principal Component will be reinstated in an amount equal to the amount of such A Drawing (or, in the case of a partial remarketing, in an amount equal to the aggregate principal amount of the Bonds remarketed) and we will send you and the Paying Agent notice in writing of such reinstatement. In addition, if you shall not have received written notice from us by the close of business on the sixth calendar day following the date of payment by the Bank of any C Drawing to the effect that an Event of Default under that certain Credit Agreement dated as of February 14, 1997 (as amended or supplemented from time to time, the "Credit Agreement") between the Company and us, has occurred and is continuing, the Stated Amount and the Interest Component will automatically be reinstated as of the opening of business on the seventh calendar day following the date of payment by the Bank in respect of such C Drawing by an amount equal to the amount of such C Drawing exclusive of the portion of such C Drawing constituting the interest portion of the redemption price of the Bonds. Furthermore, following any D Drawing immediately upon our notifying you and the Paying Agent that (i) we have been reimbursed in an amount equal to such D Drawing plus interest accrued on the unpaid amount of such D Drawing to the date of payment or (ii) we have received a notice from you or the Paying Agent in the form of Annex G attached hereto appropriately completed and signed by an Authorized Officer, the Stated Amount and the Interest Component will be reinstated in an amount equal to the amount of such D Drawing (or, in the case of a partial remarketing, in an amount equal to the portion of such D Drawing which related to the aggregate principal amount of the Bonds remarketed).

                                      G-1-3

     Only you or a person designated by you in writing may make a drawing under this Letter of Credit. Upon payment to the Paying Agent or to the Paying Agent's account of the amount demanded hereunder, we shall be fully discharged on our obligation under this Letter of Credit with respect such demand for payment and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such demand for payment to the Paying Agent. By paying to the Paying Agent an amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

     This Letter of Credit applies only to the payment of principal of the Bonds and up to 55 days' interest (computed at an assumed rate of 12% per annum and a year of 365 days) accruing on the Bonds on or prior to the expiration of this Letter of Credit and does not apply to any interest that may accrue thereon or any principal which may be payable with respect thereto after such date. Notwithstanding anything to the contrary contained in this Letter of Credit, the Trust Indenture or the Credit Agreement, no payment shall be made under this Letter of Credit in respect of any Bond which bears interest at the Fixed Rate, as defined in the Trust Indenture, until maturity determined in accordance with the Trust Indenture.

     Upon the earliest of (i) the making by you or the person designated by you of the final drawing available to be made hereunder and payment thereof, (ii) our close of business on the Stated Expiration Date then in effect, (iii) the surrender by you to us of this Letter of Credit in connection with delivery of a certificate in the form of Annex E attached hereto stating that this Letter of Credit is terminated, (iv) our close of business on the date of conversion of all bonds outstanding to bear interest at a Fixed Rate, (v) our close of business on the date Bonds are deemed to have been paid in accordance with
Article X of the Trust Indenture or (vi) our close of business on the date of delivery of an Alternate Letter of Credit, this Letter of Credit shall forthwith terminated and be of no further force or effect (such earliest date being the "Termination Date").

     Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at the address specified above, or, if made by facsimile transmission, at the facsimile number and confirmed by telephone at the telephone number specified above, and shall specifically refer to this Letter of Credit by number.

     This Letter of Credit may not be transferred or assigned, either in whole or in part, except to a successor trustee appointed pursuant to the Trust Indenture. We agree to issue a substitute letter of credit to any such successor trustee (and successively to replace any such substitute letter of credit) upon the return to us for cancellation of the original of the letter of credit to be replaced, accompanied by a request relating to such letter of credit which shall
(i) be in the form of Annex F attached hereto appropriately completed, (ii) be signed by an Authorized Officer, (iii) specify where indicated therein the same letter of credit number as the number of the letter of credit to be replaced and
(iv) state the name and address of the successor trustee. Each substitute letter of credit will be in substantially the form of the letter of credit for which the same is substituted except for the date, the letter of credit number and the identity of the beneficiary thereof.


                                      G-1-4

     As used herein (a) "Authorized Officer" shall mean any person signing as one of your Vice Presidents, Assistant Vice Presidents, Senior Trust Officers or Trust Officers or any equivalent officer of a successor beneficiary hereof, (b) "Business Day" shall mean a day on which the Trustee, any Paying Agent, the Remarketing Agent, the Bank and banks or trust companies located in New York, New York and Houston, Texas are not required or authorized by law to close and on which the New York Stock Exchange is not closed; (c)"Paying Agent" shall mean initially Bank One, Texas, National Association and any person who shall thereafter be designated as Paying Agent pursuant to the Trust Indenture and so identified to us by written notice; and (d) "Remarketing Agent" shall mean initially Merrill Lynch, Pierce, Fenner & Smith Incorporated and any person who shall thereafter be designated as Remarketing Agent pursuant to the Trust Indenture and so identified to us by written notice.

     This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except as specifically provided herein; an any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except as so provided.

     This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (the "Uniform Customs"). This Letter of Credit shall be deemed to be a contract made under the laws of the State of Texas and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of said State.

     Anything to the contrary in Article 45 of the Uniform Customs notwithstanding, this Letter of Credit is intended to remain in full force and effect until it expires in accordance with its terms. Any failure by your or any successor trustee under the Trust Indenture to draw upon this Letter of Credit with respect to a scheduled payment on the Bonds in accordance with the terms and conditions of the Trust Indenture shall not cause this Letter of Credit to become unavailable for any future drawing in accordance with the terms and conditions of the Trust Indenture.

Very truly yours,

FIRST UNION NATIONAL BANK
  OF NORTH CAROLINA


By:
Name:
Title:

                                      G-1-5

                                     Annex A

                            CERTIFICATE FOR A DRAWING

                             Date:__________________




First Union National Bank
  of  North Carolina
301 South Tryon
Charlotte, North Carolina 28288-0742

Attention: Letters of Credit

         Re:    Irrevocable Letter of Credit No.
------------
                            (the "Letter of Credit")

Ladies and Gentlemen:

     Bank One, Texas, National Association, as Trustee (the "Trustee"), through its undersigned duly Authorized Officer, hereby certifies to First Union National Bank of North Carolina (the "Bank") that:

     (1) The Trustee is acting pursuant to the Trust
Indenture for the holders of the Bonds.

     (2) The Trustee is making a drawing under the Letter of Credit in the aggregate amount of $_______________ with respect to the payment of the portion of the purchase price corresponding to principal of the bonds to be purchased from the holder thereof pursuant to the following Sections of the Trust
Indenture:

                4.01 $
                4.02 $
                4.03 $
                4.04 $
                4.05 $

and for the payment of which moneys are not otherwise available pursuant to the Trust Indenture for such purposes prior to the utilization of the Letter of Credit, and the Remarketing Agent (as defined in the Trust Indenture) and/or the Paying Agent (as defined in the Trust Indenture) has received in connection with this drawing a principal amount of the Bonds equal to the respective amount demanded hereby. Payment of such amounts is demanded on ____________, 199_, the date on which such amounts are due and payable under the Trust Indenture and shall be made to the account of the Paying Agent as follows:
____________________..


                                      G-1-6

     (3) The Trustee will [cause the Paying Agent to] (delete bracketed language if letter of Representations is in effect) hold the Bonds in connection with which this drawing is being made in accordance with Section 4.08(c) of the Trust Indenture.

     (4) The amounts demanded hereby do not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the Principal Component.

     (5) The amounts demanded hereby do not exceed the amount which the Trustee is required to draw on the date specified in (2) above under the Trust Indenture.

     (6) Upon receipt by the Paying Agent of the amounts demanded hereby, (a) the Trustee will cause the Paying Agent to apply the same directly to the payment when due of the principal amount owing on account of the purchase price of the Bonds pursuant to the Trust Indenture, (b) no portion of any such amount shall be applied by the Paying Agent for any other purpose and (c) no portion of any such amount shall be commingled with other funds held by the Trustee or the Paying Agent.

     Capitalized terms used herein and not otherwise defined herein but defined in the Letter of Credit shall have the same respective meanings herein as in the Letter of Credit.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____day of ______________, 199 .



                              BANK ONE, TEXAS, NATIONAL
                              ASSOCIATION, as Trustee

                                       By:
                                      Name:
                                     Title:



                                      G-1-7

                                     Annex B

                            CERTIFICATE FOR B DRAWING

                             Date:__________________




First Union National Bank
  of North Carolina
301 South Tryon
Charlotte, North Carolina 28288-0742

Attention: Letters of Credit

         Re:    Irrevocable Letter of Credit No.
------------
                            (the "Letter of Credit")

Ladies and Gentlemen:

     Bank One, Texas, National Association, as (the "Trustee"), through its undersigned duly Authorized Officer, hereby certifies to First Union National Bank of North Carolina (the "Bank") that:

     (1) The Trustee is acting pursuant to the Trust
Indenture for the holders of the Bonds.

     (2) (a) The Trustee is making a drawing under the Letter of Credit in the aggregate amount of $_______________ with respect to the payment of principal of the Bonds, whether at maturity or upon acceleration, for the payment of which moneys are not otherwise available pursuant to the Trust Indenture.

         (b) The Trustee is making a drawing under the Letter of Credit in the aggregate amount of $_______________ with respect to the payment of the principal of the Bonds upon redemption thereof pursuant to the following Sections of the Trust Indenture:

                3.01 $
                3.02 $
                3.03 $
                3.04 $

         (c) Payment of the foregoing amounts is demanded on _____________, 19 __, the date on which such amounts are due and payable under the Trust Indenture and shall be made to the account of the Paying Agent as follows:____________________________.

     (3) The amounts demanded hereby do not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the Principal Component.

                                      G-1-8

     (4) The amounts demanded hereby do not exceed the amount which the Trustee is required to draw on the date specified in (2) above under the Trust Indenture.

     (5) Upon receipt by the Paying Agent of the amounts demanded hereby, (a) the Trustee will cause the Paying Agent to apply the same directly to the payment when due of the principal amount owing on account of the Bonds pursuant to the Trust Indenture, (b) no portion of any such amount shall be applied by the Paying Agent for any other purpose and (c) no portion of any such amount shall be commingled with other funds held by the Trustee or the Paying Agent.

     Capitalized terms used herein and not otherwise defined herein but defined in the Letter of Credit shall have the same respective meanings herein as in the Letter of Credit.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _______ day of ____________, 199 .



                              BANK ONE, TEXAS, NATIONAL
                              ASSOCIATION, as Trustee

                                       By:
                                      Name:
                                     Title:



                                      G-1-9

                                     Annex C

                            CERTIFICATE FOR C DRAWING

                               Date:______________



First Union National Bank
  of North Carolina
301 South College
Charlotte, North Carolina 28288-0742

Attention: Letters of Credit

         Re:    Irrevocable Letter of Credit No.
------------
                            (the "Letter of Credit")

Ladies and Gentlemen:

     Bank One, Texas, National Association, as Trustee (the "Trustee"), through its undersigned duly Authorized Officer, hereby certifies to First Union National Bank of North Carolina (the "Bank") that:

     (1) The Trustee is acting pursuant to the Trust
Indenture for the holders of the Bonds.

     (2) (a) The Trustee is making a drawing under the Letter of Credit in the aggregate amount of $_____________ with respect to the payment of interest on the Bonds (other than the portion of the purchase price corresponding to interest on the Bonds and other than with respect to the redemption of the Bonds) pursuant to the Trust Indenture.

         (b) The Trustee is making a drawing under the Letter of Credit in the aggregate amount of $_____________ with respect to the payment of accrued interest on the Bonds upon redemption thereof pursuant to the following Sections of the Trust Indenture:

                3.01 $
                3.02 $
                3.03 $
                3.04 $

         (c) Payment of such amounts is demanded on ____________ 19__, the date on which such amounts are due and payable under the Trust Indenture and shall be made to the account of the Paying Agent as follows:__________________________________.

     (3) The Trustee hereby represents and warrants that the drawing does not relate to interest on the Bonds accruing at a Fixed Rate.


                                     G-1-10

     (4) The amounts demanded hereunder do not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the Interest Component.

     (5) The amounts demanded hereby do not exceed the amount which the Trustee is required to draw on the date specified in (2) above under the Trust Indenture.

     (6) Upon receipt by the Paying Agent of the amounts demanded hereby, (a) the Trustee will cause the Paying Agent to apply the same directly to the payment when due of the interest owing on account of the Bonds pursuant to the Trust Indenture, (b) no portion of any such amount shall be applied by the Paying Agent for any other purpose and (c) no portion of any such amount shall be commingled with other funds held by the Trustee or the Paying Agent.

     Capitalized terms used herein and not otherwise defined herein but defined in the Letter of Credit shall have the same respective meanings herein as in the Letter of Credit.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the____ day of _______________, 199 .



                              BANK ONE, TEXAS, NATIONAL
                              ASSOCIATION, as Trustee

                                       By:
                                      Name:
                                     Title:


                                     G-1-11

                                     Annex D

                            CERTIFICATE FOR D DRAWING

                               Date:______________



First Union National Bank
  of North Carolina
301 South Tryon
Charlotte, North Carolina 28288-0742

Attention: Letters of Credit

         Re:    Irrevocable Letter of Credit No.
------------
                            (the "Letter of Credit")

Ladies and Gentlemen:

     Bank One, Texas, National Association, as Trustee (the "Trustee"), through its undersigned duly Authorized Officer, hereby certifies to First Union National Bank of North Carolina (the "Bank") that:

         (1)    The Trustee is acting pursuant to the
Trust Indenture for the holders of the bonds.

         (2) The Trustee is making a drawing under the Letter of Credit in the aggregate amount of $_____________ with respect to the payment of the portion of the purchase price corresponding to interest on the Bonds to be purchased from the holder or holders hereof pursuant to the following Section of the Trust
Indenture:

                4.01 $
                4.02 $
                4.03 $
                4.04 $
                4.05 $

and for the payment of which moneys are not otherwise available pursuant to the Trust Indenture for such purposes prior to the utilization of the Letter of Credit. Payment of such amounts is demanded on ___________, 19__, the date on which such amounts are due and payable under the Trust Indenture, and shall be made to the account of the Paying Agent as follows:_________.

     (3) The Trustee will [cause the Paying Agent to] (delete bracketed language if Letter of Representations is in effect) hold the Bonds in connection with which this drawing is being made in accordance with Section 4.08(c) of the Trust Indenture.


                                     G-1-12

     (4) The Trustee hereby represents and warrants that the drawing does not relate to interest on the Bonds accruing at a Fixed Rate.

     (5) The amounts demanded hereby do not exceed the amount available on the date hereof under the Letter of Credit in respect of the Interest Component.

     (6) The amounts demanded hereby do not exceed the amount which the Trustee is required to draw on the date specified in (2) above under the Trust Indenture.

     (7) Upon receipt by the Paying Agent of any such amounts  demanded  hereby,
(a) the Trustee will cause the Paying Agent to apply the same directly to the payment when due of interest owing on account of the purchase price of the Bonds pursuant to the Trust Indenture, (b) no portion of any such amount shall be applied by the Paying Agent for any other purpose and (c) no portion of any such amount shall be commingled with other funds held by the Trustee or the Paying Agent.

     Capitalized terms used herein and not otherwise defined herein but defined in the Letter of Credit shall have the same respective meanings herein as in the Letter of Credit.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the____ day of _______________, 199 .




                              BANK ONE, TEXAS, NATIONAL
                              ASSOCIATION, as Trustee

                                       By:
                                      Name:
                                     Title:


                                     G-1-13

                                     Annex E

                              NOTICE OF TERMINATION

                               Date:______________



First Union National Bank
  of North Carolina
301 South Tryon
Charlotte, North Carolina 28288-0742

Attention: Letters of Credit

         Re:    Irrevocable Letter of Credit No.
------------
                            (the "Letter of Credit")

Ladies and Gentlemen:

     Bank One, Texas, National Association, as Trustee (the "Trustee"), through its undersigned duly Authorized Officer, hereby certifies to First Union
National Bank of North Carolina (the "Bank"), with reference to the Letter of Credit (the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee that:

     (1) The Trustee is acting pursuant to the Trust
Indenture for the holders of the Bonds.

     (2) The Trustee hereby informs you that the conditions precedent to the delivery of an Alternate Letter of Credit set forth in Section 4.12 of the Trust Indenture have been satisfied and the Trustee has accepted delivery of such Alternate Letter of Credit.

     (3) We submit hereby for cancellation the original of the Letter of Credit.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the_______ day of _______________, 199 .



                              BANK ONE, TEXAS, NATIONAL
                              ASSOCIATION, as Trustee

                                       By:
                                      Name:
                                     Title:

                                     G-1-14

                                     Annex F

           INSTRUCTION TO ISSUE LETTER OF CREDIT

                              Date:_______________



First Union National Bank
  of North Carolina
301 South Tryon
Charlotte, North Carolina 28288-0742

Attention: Letters of Credit

         Re:    Irrevocable Letter of Credit No.
------------
                            (the "Letter of Credit")

Ladies and Gentlemen:

     Reference is made to i) the above-referenced letter of credit (the "Old Letter of Credit") and (ii) the Indenture of Trust, dated as of April 1, 1994 (as amended or supplemented from time to time, the "Trust Indenture"), by and between Jackson-Union Counties Regional Port District and the undersigned, as Trustee, as referred to in the Old Letter of Credit.

     [Name and address of successor Trustee] (the "Successor Trustee") has been properly appointed Successor Trustee pursuant to Section 8.02 of the Trust Indenture. You are hereby requested to issue, in accordance with the terms of the Old Letter of Credit, a new letter of credit to the Successor Trustee having the same terms and providing for the same Stated Amount as the Old Letter of Credit.

     We submit for cancellation the original of the Old Letter of Credit.

                              Very truly yours,


                              BANK ONE, TEXAS, NATIONAL
                              ASSOCIATION, as Trustee

                                       By:
                                      Name:
                                     Title:

                                     G-1-15

                                     Annex G

         NOTICE OF RECEIPT OF REMARKETING PROCEEDS

                               Date:_____________



First Union National Bank of North Carolina
------------------
Charlotte, North Carolina _____

Attention: Letters of Credit

         Re:    Irrevocable Letter of Credit No.
------------
                            (the "Letter of Credit")

Ladies and Gentlemen:

     Bank One, Texas, National Association, as Trustee (the "Trustee") or as Paying Agent [strike inapplicable title] (the "Custodian"), through its undersigned duly Authorized Officer, hereby certifies to First Union National Bank of North Carolina (the "Bank"), with reference to the Letter of Credit (the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Bank in favor of the Trustee that:

     (1) The Custodian is acting pursuant to the Trust
Indenture for the benefit of the Bank.

     (2) The Custodian hereby informs you that (A) Pledged Bonds, as defined in the Trust Indenture, have been remarketed and (B) proceeds of such remarketing in the amount of $___________ (including with respect to principal of the Pledged Bonds so remarketed, and $___________ with respect to interest accrued on such Bonds) have been received by us and are being held for your benefit.

     IN  WITNESS  WHEREOF,   the  Custodian  has  executed  and  delivered  this
Certificate as of the_______ day of _______________, 199 .


                         BANK ONE, TEXAS, NATIONAL
                         ASSOCIATION, as Trustee or Paying
Agent
                         (strike inapplicable title)


                         By:
                                      Name:
                                     Title:


                                     G-1-16

                                  Schedule 7.02

                                   Liabilities


None other than those matters described in the Amended and Restated Purchase and Sale Agreement dated February 14, 1997 between Kinder Morgan, Inc. and Enron Liquids Holding Corp. (the "Purchase Agreement") and the most recent 10K and 10Q reports filed by Kinder Morgan Energy with the Securities and Exchange Commission.

                                     G-1-17

                                  Schedule 7.03

                                   Litigation


None other than those matters described in the Purchase Agreement and the most recent 10K and 10Q reports filed by Kinder Morgan Energy with the Securities and Exchange
Commission.

                                     G-1-18

                                  Schedule 7.09

                                      Taxes


None other than those matters described in the Purchase Agreement and the most recent 10K and 10Q reports filed by Kinder Morgan Energy with the Securities and Exchange
Commission.

                                     G-1-19

                                  Schedule 7.10

                                  Titles, etc.


None other than those matters described in the Purchase Agreement and the most recent 10K and 10Q reports filed by Kinder Morgan Energy with the Securities and Exchange
Commission.

                                     G-1-20

                                  Schedule 7.14

               Subsidiaries and Partnerships



Subsidiaries of Borrower


None.




                                     G-1-21

                                  Schedule 7.17

                              Environmental Matters


None other than those  matters  described in the most recent 10K and 10Q reports
filed   by   Kinder   Morgan   Energy   with   the   Securities   and   Exchange
Commission.Schedule 7.19

                                    Insurance


Insurance Certificates Attached.

                                     G-1-22

                                  Schedule 7.20

                               Hedging Agreements


SWAP transaction to Enron Transportation Services, L.P.
from First Union National Bank of North Carolina dated
February 13, 1996.

                                     G-1-23

                                  Schedule 7.22

                               Material Agreements


1.   Documents and agreements relating to $23,000,000 Port
     Facility Refunding Revenue Bonds (Enron
     Transportation Services, L.P. Project) Series 1994 of the Jackson-Union Counties Regional Port District.

2.   Letter of Credit Agreement and Reimbursement
     Agreement between Borrower and Wachovia Bank of
     Georgia, N.A. relating to the Bonds described in paragraph 1 above and all documents, instruments and agreements related thereto.

3. Those other agreements to which Borrower or any Subsidiary is a party and described in the most recent 10K and 10Q reports filed by Kinder Morgan Energy with the Securities and Exchange Commission.

                                     G-1-24

                                  Schedule 9.01

                                      Debt


See Schedule 7.22.

                                     G-1-25

                                  Schedule 9.02

                                      Liens


Liens relating to the Bonds and related documents  described in items 1 and 2 of
Schedule 7.22.

                                     G-1-26

                                  Schedule 9.03

              Investments, Loans and Advances


None.


                                     G-1-27